Nassau Life and
Annuity Company
(a wholly owned subsidiary of
The Nassau Companies)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2025, 2024 and 2023

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Table of Contents

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Independent Auditors’ Report

Board of Directors
Nassau Life and Annuity Company:

Opinions

We have audited the financial statements of Nassau Life and Annuity Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2025 and 2024, and the related statements of income (loss) and changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025, in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule – reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Boston, Massachusetts
April 2, 2026

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2025	2024
Admitted assets:
Bonds	$4,359,199	$3,466,903
Preferred stocks	8,114	3,037
Common stocks - affiliated	—	191,339
Common stocks - non-affiliated	9,768	2,119
Cash, cash equivalents and short-term investments	158,195	118,712
Mortgage loans	751,135	654,360
Contract loans	3,722	3,605
Derivatives	148,097	102,278
Receivables for securities	25,252	6,815
Derivative collateral	22,089	30,682
Other invested assets	1,135,579	546,438
Total cash and invested assets	6,621,150	5,126,288
Deferred and uncollected premium	2,143	2,438
Due and accrued investment income	45,927	33,376
Current federal and foreign income tax	13,194	12,951
Reinsurance recoverable	—	41
Receivable from affiliate	14	584
Deferred tax asset	4,012	3,590
Funds held or deposited with reinsured companies	44,741	45,549
Other assets	12,149	12,159
Separate account assets	6,572	6,033
Total admitted assets	$6,749,902	$5,243,009

Liabilities:
Reserves for future policy benefits	$1,301,382	$1,049,889
Policyholders’ funds	175,146	769
Contract claims	9,225	7,923
Interest maintenance reserve (“IMR”)	10,993	11,787
Asset valuation reserve (“AVR”)	165,655	110,195
Reinsurance payables	1,815	1,915
Payable to affiliate	21,389	15,692
Payable for securities	48,323	2,778
Funds held under reinsurance treaties	4,767,753	3,766,711
Other liabilities	96,089	103,417
Separate account liabilities	6,572	6,033
Total liabilities	6,604,342	5,077,109

Capital and surplus:
Common stock, $100 par value (40,000 shares authorized; 25,000 shares issued and outstanding)	2,500	2,500
Paid-in surplus	380,986	340,986
Unassigned surplus (deficit)	(237,926)	(177,586)
Total capital and surplus	145,560	165,900
Total liabilities, capital and surplus	$6,749,902	$5,243,009
The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Statements of Income (Loss) and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2025	2024	2023
Income:
Premium and annuity considerations	$336,407	$333,782	$288,891
Net investment income and amortization of IMR	287,251	205,825	155,726
Commissions and expense allowances on reinsurance ceded	153,874	152,021	129,561
Reserve adjustments on reinsurance ceded	226	214	237
Other income	4,632	5,079	1,797
Total income	782,390	696,921	576,212

Current and future benefits:
Policyholder benefits	203,315	143,565	154,378
Change in reserves for future policy benefits	251,491	237,206	224,287
Net transfers to (from) separate accounts	(77)	(139)	47
Total current and future benefits	454,729	380,632	378,712

Operating expenses:
Direct and assumed commissions	172,730	170,729	142,827
Interest expense on funds withheld	239,053	166,211	111,121
Reinsurance consideration on MODCO assumed	(89,568)	(43,185)	(89,062)
Other operating expenses	55,238	47,913	32,078
Miscellaneous taxes, licenses and fees	3,583	3,840	1,887
Total operating expenses	381,036	345,508	198,851
Net gain (loss) from operations before federal income taxes	(53,375)	(29,219)	(1,351)
Federal income tax expense (benefit)	(7,686)	(6,610)	—
Realized capital gains (losses), net of income taxes and IMR	(2,216)	21,674	(15,990)
Net income (loss)	(47,905)	(935)	(17,341)

Changes in capital and surplus:
Change in net unrealized capital gains (losses)	39,583	41,564	15,592
Change in deferred income tax	8,619	3,191	12,423
Change in asset valuation reserve	(55,460)	(75,539)	(22,525)
Change in non-admitted assets	(854)	5,890	(7,369)
Paid-in surplus	40,000	20,000	79,000
Other surplus changes	(4,323)	(4,089)	(4,850)
Net increase (decrease) in capital and surplus	(20,340)	(9,918)	54,930
Capital and surplus, beginning of year	165,900	175,818	120,888
Capital and surplus, end of year	$145,560	$165,900	$175,818

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Statements of Cash Flow
(in thousands)

	For the years ended December 31,
	2025	2024	2023
Cash provided by (used for) operations:
Premium and annuity considerations	$1,583,429	$1,566,790	$1,346,811
Net investment income	278,239	197,404	138,326
Other income	10,598	11,175	8,870
Claims and benefits	(616,394)	(519,162)	(318,405)
Commissions and other expenses	(126,637)	(165,865)	(79,143)
Net transfers from (to) separate accounts	77	139	(47)
Federal income tax recovered (paid)	63	—	—
Net cash provided by (used for) operations	1,129,375	1,090,481	1,096,412

Cash provided by (used for) investments:
Proceeds from sales, maturities and scheduled repayments of bonds	1,263,748	609,219	146,474
Proceeds from sales, maturities and repayments of stocks	11,026	2,000	—
Proceeds from sales, maturities and repayments of mortgage loans	40,351	5,902	23,804
Proceeds from sales, maturities and repayments of other invested assets	81,683	70,226	12,909
Proceeds from sales, maturities and repayments of other investments	11,826	4,036	5,257
Cost of bonds acquired	(2,117,636)	(1,320,711)	(878,881)
Cost of stocks acquired	(16,171)	(124,576)	(53,875)
Cost of mortgage loans acquired	(138,422)	(170,165)	(233,485)
Cost of other invested assets acquired	(477,143)	(304,224)	(162,944)
Miscellaneous applications	(21,587)	(4,525)	(38,221)
Net decrease (increase) in contract loans	(117)	(41)	6
Net cash provided by (used for) investments	(1,362,442)	(1,232,859)	(1,178,956)

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus, less treasury stock	40,000	20,000	79,000
Net deposits (withdrawals) of deposit-type contracts	174,378	—	—
Other cash provided (applied)	58,172	101,258	57,332
Net cash provided by (used for) financing and miscellaneous sources	272,550	121,258	136,332
Net change in cash and short-term investments	39,483	(21,120)	53,788
Cash and short-term investments, beginning of year	118,712	139,832	86,044
Cash and short-term investments, end of year	$158,195	$118,712	$139,832

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements
(in thousands except where noted in millions or billions)

1.    Description of Business

Nassau Life and Annuity Company (“NLA” or the “Company”), domiciled in the State of Connecticut, is a wholly-owned subsidiary of The Nassau Companies (“NC” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

NLA’s products include non-participating life insurance products, such as term life, whole life, universal life and variable universal life. The Company’s products also include fixed indexed annuities and deferred fixed annuities. The Company has accident and health insurance products in force, primarily Medicare Supplement and Medicare Select, but does not market or issue this business. NLA is licensed to sell life, annuity, and accident and health (“A&H”) products in 49 states and the District of Columbia.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies which are used by NLA in the preparation of its statutory financial statements are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the Connecticut Insurance Department (the “Department”). These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•    The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•    Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•    Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life and variable universal life contracts, premiums or deposits are recognized as revenue, and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•    Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•    Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
•    The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTA”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5 as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•Merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented. For U.S. GAAP, financial statements are typically not restated, but post-acquisition activity and balance sheet amounts are reflected from the acquisition date
•Acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus. For U.S. GAAP, acquired entities are carried at fair value as of the acquisition date with any difference between purchase price and fair value recorded to goodwill.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. Certain immaterial errors were identified in the prior year and corrected prospectively within the Statements of Cash Flows and Notes to Statutory Financial Statements.

Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Asset-Backed Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. In 2024, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to provide guidance for debt securities that do not qualify as bonds under the principles-based definition. The 2024 adopted revisions prescribe accounting guidance (measurement method) for all residual interests regardless of legal form. In 2024, the NAIC also adopted Statutory Issue Paper No. 169, Principles-Based Bond Definition, to provide additional guidance. These revisions had an effective date of January 1, 2025 and were implemented by the Company resulting in no material impact. Prior year disclosures were not adjusted for the new presentation requirements.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In 2025, the NAIC adopted revisions to SSAP No. 1, Accounting Policies, Risks & Uncertainties and Other Disclosures, to update restricted asset disclosures, including assets held under modified coinsurance or funds withheld reinsurance agreements. The revisions had an effective date of December 31, 2025 and the revised disclosures have been included by the Company.

In 2025, the NAIC adopted revisions to SSAP No. 56, Separate Accounts, to clarify the measurement of separate account assets and prescribe the treatment for transfers between the general account and separate account with IMR and AVR recognition, effective January 1, 2026. In 2025, the NAIC adopted revisions to multiple SSAPs to ensure consistent guidance and disclosures over private placement securities, effective December 31, 2026. In 2025, the NAIC adopted revisions to SSAP No. 26, SSAP No. 43 and SSAP No. 21 to ensure consistent guidance and disclosures over debt security disclosures, effective December 31, 2026. The impacts of such revisions are being assessed by the Company.

Going concern

Management has evaluated the Company's ability to continue as a going concern and concluded that there is not substantial doubt about the Company's ability to continue as a going concern.

Liquidity and regulatory capital requirements

NLA is required to report risk-based capital (“RBC”) under the insurance company laws of Connecticut. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NLA has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

The Company has one investment in subsidiary that is classified as common stock. The investment relates to a captive subsidiary, Lynbrook Re, Inc. (“Lynbrook”), which was formed during 2019. NLA has admitted no value in this subsidiary as of December 31, 2025 or 2024. On July 1, 2025, Nassau Life Insurance Company of Kansas (“NKS”), a life insurance subsidiary, was sold to NC for ending statutory capital and surplus as of June 30, 2025 resulting in no net gain or loss on the transaction.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company has two investments in subsidiaries that were classified as other invested assets and common stocks for the years ended December 31, 2025 and 2024, respectively. Nassau ABS D-I LLC (“ABS D”) and Nassau ABS C-I LLC (“ABS C”) are investment special purpose vehicles (“SPVs”) that were formed in 2023. The Company admits the underlying GAAP equity in accordance with SSAP No. 97.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. The Company considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include ownership interests in limited partnerships, limited liability companies and residual tranches. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NLA’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received. Residual tranches are accounted for using the Allowable Earned Yield (“AEY”) method, whereby a yield is recognized based on estimated future cash flows. Recognition of net investment income occurs when cash distributions of income are received, capped at the AEY. To the extent that the AEY exceeds the cash distributions received, such unrecognized net investment income is carried forward to future periods to be recognized when sufficient cash distributions are received. To the extent cash distributions exceed the AEY, the amortized cost of the residual tranche is reduced.

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income (Loss) and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43 is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43 requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43 until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Cash flows associated with derivative instruments and their related gains and losses are presented in the statement of cash flows as miscellaneous applications.

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain (loss) during the period representing equity index options was $17.8 million, $14.8 million and $28.5 million as of December 31, 2025, 2024 and 2023, respectively.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge collateralized loan obligation (“CLO”) asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The Company had no unrealized gain (loss) during the period representing foreign currency forwards.

The Company had no net gain or loss recognized in unrealized gains or losses during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, preferred stock and short-term investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus There was $45.9 million and $33.4 million gross due and accrued investment income at December 31, 2025 and 2024, respectively. There were no material amounts non-admitted for the years ended December 31, 2025 or 2024. There was $45.9 million and $33.4 million net due and accrued investment income at December 31, 2025 and 2024, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain deferred tax assets and prepaid expenses, are not allowable and must be charged against surplus and are reported in the Statements of Income (Loss) and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2025 and 2024 were $41.3 million and $40.4 million, respectively.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The decrease (increase) in non-admitted assets for the years ended December 31, 2025, 2024 and 2023 was $(0.9) million, $5.9 million and $(7.4) million, respectively. Change in non-admitted assets, excluding the non-admitted deferred tax asset, had no material impact on surplus for the years ended December 31, 2025, 2024 and 2023, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NLA. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NLA’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1980 CSO mortality table is used as the mortality basis are determined using a modified preliminary term reserve method. In addition, for certain products issued on or after January 1, 2000, NLA adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and deficiency reserve, and NLA’s X factors for the deficiency reserve. For life products issued on or after January 1, 2020, NLA valued the reserves according to Valuation Manual Section 20 (“VM-20”). Annuity reserves principally use Actuarial Guideline (“AG”) 33 and 35 to calculate reserve balances. AG33 and AG35 use prescribed methods and assumptions to determine the minimum statutory reserves. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

The Company waives deduction of deferred fractional premiums of life and annuity policy insured and, if the terms of policy require, returns any portion of the final premium beyond the date of death. Policies issued for substandard lives are charged an extra premium according to underwriting classifications.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Accident and health policy and contract claims represent unpaid claims and claim adjustment expenses and represent management’s best estimate of the ultimate net cost of all reported and unreported claims incurred and unpaid at the end of each reporting period. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as experience develops or new information becomes known; such adjustments are included in current operations.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts are recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred.

Stockholder dividends

In Connecticut, without prior approval by the insurance commissioner, the aggregate amount of dividends during any twelve month period shall not exceed the greater of (i) 10% of surplus to policyholders for the preceding calendar year or (ii) net gain from operations for such year. Connecticut law states that no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without prior approval of the insurance commissioner. Based on this calculation, the Company has no dividend capacity for 2026.

Reinsurance

NLA utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Income taxes

For tax years 2020-2024, the Company, Lynbrook and NKS (the “NLA Group”) filed a consolidated tax return subject to the terms of a tax sharing agreement (“TSA”). Under the terms of the TSA, each Member’s current and deferred taxes are computed under a “if and when” method. Under this method, each Member computes their taxable income on a separate company basis and pays its respective tax liability to the parent of the consolidated tax group (NLA). NLA will utilize the Member’s tax losses and other tax attributes to offset consolidated taxable income and record the associated tax savings as a benefit in the effective tax rate reconciliation.

Effective for post-2024 tax years, NLA, Lynbrook, NKS and Sunrise Re, Inc. (“Sunrise”) joined the consolidated return of the NC Group (each a “Member”). Consequently, NLA, Lynbrook,d NKS and Sunrise all joined as parties to a revised TSA of the NC Group effective January 1, 2025 (the “revised TSA”). Under the revised TSA, each Member’s current and deferred taxes are computed under the “if and when” method as described above. NC pays the NC Group’s consolidated tax liability notwithstanding any shortfall in aggregate separate Members’ tax payments due to a Member’s use of its separate tax attributes (calculated on a separate Member basis), except however NLA is required to pay any portion of such shortfall for Lynbrook and NKS resulting from their separate tax attributes used to reduce NLA Group consolidated taxable income in pre-2025 tax years.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Employee benefit plans

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.7 million and $0.7 million for 2025 and 2024, respectively.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Non-cash changes in funds withheld
•Depreciation expense; and
•Accruals of capital contributions approved by the domiciliary commissioner.

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2025, 2024 and 2023. These items mainly relate to a coinsurance funds withheld reinsurance arrangement, with an affiliate captive entity, Sunrise:

•$24.3 million, $0 and $0 of non-cash investment transactions;
•$1,245.8 million, $1,236.2 million and $1,051.3 million of ceded premiums;
•$147.9 million, $145.9 million and $122.5 million of reinsurance ceded allowance
•$414.5 million, $375.5 million and $161.1 million of ceded benefits; and
•$934.5 million, $893.1 million and $882.3 million change in funds withheld account.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
3.    Investments

Information pertaining to NLA’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stocks and preferred stocks

The carrying value and fair value of investments in bonds, preferred stocks and common stocks as of December 31, 2025 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Issuer Credit Obligations
U.S. government obligations (exempt from RBC)	$11,321	$21	$(105)	$11,237
Non-U.S. sovereign jurisdiction securities	25,360	163	(5,548)	19,975
Municipal bonds - general obligation (direct and guaranteed)	10,606	113	(551)	10,168
Municipal bonds - special revenue	51,643	24	(7,170)	44,497
Corporate bonds (unaffiliated)	1,987,106	19,583	(154,410)	1,852,279
Corporate bonds (affiliated)	15,217	393	(464)	15,146
Single entity backed obligations (unaffiliated)	27,769	87	(3,656)	24,200
Bank loans - acquired (unaffiliated)	58,696	281	(68)	58,909
Other issuer credit obligations (unaffiliated)	129	122	—	251
Total issuer credit obligations	$2,187,847	$20,787	$(171,972)	$2,036,662

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

Asset-Backed Securities	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Financial Asset-Backed Securities - Self-Liquidating
Agency residential mortgage-backed securities - fully guaranteed (exempt from RBC)	$89,635	$—	$(20,462)	$69,173
Agency commercial mortgage-backed securities - fully guaranteed (not exempt from RBC)	58,516	637	(168)	58,985
Non-agency residential mortgage-backed securities (unaffiliated)	159,110	2,685	(294)	161,501
Non-agency commercial mortgage-backed securities (unaffiliated)	374,696	4,665	(7,132)	372,229
Non-agency CLOs/CBOs/CDOs (unaffiliated)	702,548	2,652	(9,425)	695,775
Other financial asset-backed securities - self-liquidating (unaffiliated)	248,221	714	(13,415)	235,520
Other financial asset-backed securities - self-liquidating (affiliated)	37,614	—	—	37,614

Financial Asset-Backed Securities - Not Self-Liquidating
Equity-backed securities (unaffiliated)	24,701	245	—	24,946
Other financial asset-backed securities - not self-liquidating (unaffiliated)	6,984	140	—	7,124
Other financial asset-backed securities - not self-liquidating (affiliated)	3,398	—	—	3,398

Non-Financial Asset-Backed Securities - Practical Expedient
Lease-backed transactions - practical expedient (unaffiliated)	55,067	510	(576)	55,001
Other non-financial asset-backed securities - practical expedient (unaffiliated)	242,096	1,784	(1,117)	242,763

Non-Financial Asset-Backed Securities - Full Analysis
Lease-backed transactions - full analysis (unaffiliated)	156,692	2,772	(974)	158,490
Other non-financial asset-backed securities - full analysis (unaffiliated)	12,074	284	—	12,358
Total asset-backed securities	$2,171,352	$17,088	$(53,563)	$2,134,877

	Carrying Value	Gross Unrealized Gain	Gross Unrealized Losses	Fair Value

Total issuer credit obligations and asset-backed securities	$4,359,199	$37,875	$(225,535)	$4,171,539
Preferred stocks	$8,114	$—	$(46)	$8,068
Common stocks	$9,768	$—	$—	$9,768

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The carrying value and fair value of investments in bonds, preferred stocks and common stocks as of December 31, 2024 were as follows:

	Carrying Value	Gross Unrealized Gain	Gross Unrealized Losses	Fair Value

U.S. government	$8,910	$—	$(299)	$8,611
All other governments	21,243	—	(6,214)	15,029
States, territories and possessions	5,506	—	(735)	4,771
Political subdivisions	20,757	—	(3,662)	17,095
Special revenue	19,536	—	(3,845)	15,691
Industrial and miscellaneous (unaffiliated)	1,669,465	7,106	(182,139)	1,494,432
Parent, subsidiaries and affiliates	13,927	419	(654)	13,692
Hybrid securities	37,042	28	(2,055)	35,015
Mortgage-backed and asset-backed securities	1,670,517	17,181	(70,015)	1,617,683
Total bonds	$3,466,903	$24,734	$(269,618)	$3,222,019
Preferred stocks	$3,037	$—	$(79)	$2,958
Common stocks	$2,119	$—	$—	$2,119
Common stocks - affiliate	$191,339	$—	$—	$191,339

The aging of temporarily impaired general account debt securities as of December 31, 2025 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Issuer Credit Obligations
U.S. government obligations (exempt from RBC)	$21	$—	$5,608	$(105)	$5,629	$(105)
Non-U.S. sovereign jurisdiction securities	—	—	15,651	(5,548)	15,651	(5,548)
Municipal bonds - general obligation (direct and guaranteed)	894	(10)	5,100	(541)	5,994	(551)
Municipal bonds - special revenue	10,833	(239)	31,351	(6,931)	42,184	(7,170)
Corporate bonds (unaffiliated)	390,027	(8,113)	651,741	(146,297)	1,041,768	(154,410)
Corporate bonds (affiliated)	6,471	(388)	611	(76)	7,082	(464)
Single entity backed obligations (unaffiliated)	—	—	19,114	(3,656)	19,114	(3,656)
Bank loans - acquired (unaffiliated)	7,769	(68)	—	—	7,769	(68)
Total issuer credit obligations	$416,015	$(8,818)	$729,176	$(163,154)	$1,145,191	$(171,972)
Number of positions at unrealized loss		147		363		510

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	Less than 12 months		Greater than 12 months		Total
Asset-Backed Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Financial Asset-Backed Securities - Self-Liquidating
Agency residential mortgage-backed securities - fully guaranteed (exempt from RBC)	$—	$—	$69,173	$(20,462)	$69,173	$(20,462)
Agency commercial mortgage-backed securities - fully guaranteed (not exempt from RBC)	25,518	(149)	294	(19)	25,812	(168)
Non-agency residential mortgage-backed securities (unaffiliated)	32,330	(208)	1,546	(85)	33,876	(293)
Non-agency commercial mortgage-backed securities (unaffiliated)	46,893	(124)	50,838	(7,009)	97,731	(7,133)
Non-agency CLOs/CBOs/CDOs (unaffiliated)	279,427	(3,728)	87,395	(5,697)	366,822	(9,425)
Other financial asset-backed securities - self-liquidating (unaffiliated)	19,344	(1,991)	22,547	(11,425)	41,891	(13,416)
Other financial asset-backed securities - self-liquidating (affiliated)	47	—	—	—	47	—

Non-Financial Asset-Backed Securities - Practical Expedient
Lease-backed transactions - practical expedient (unaffiliated)	16,037	(155)	8,853	(421)	24,890	(576)
Other non-financial asset-backed securities - practical expedient (unaffiliated)	25,630	(253)	14,342	(864)	39,972	(1,117)

Non-Financial Asset-Backed Securities - Full Analysis
Lease-backed transactions - full analysis (unaffiliated)	—	—	33,256	(974)	33,256	(974)
Total asset-backed securities	$445,226	$(6,608)	$288,244	$(46,956)	$733,470	$(53,564)
Number of positions at unrealized loss		122		83		205

As of December 31, 2025, there are 12 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $13.1 million. Securities in an unrealized loss position for over 12 months consisted of 446 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The aging of temporarily impaired general account debt securities as of December 31, 2024 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$5,955	$(172)	$2,656	$(127)	$8,611	$(299)
All other governments	—	—	15,029	(6,214)	15,029	(6,214)
States, territories and possessions	—	—	4,771	(735)	4,771	(735)
Political subdivisions	2,104	(23)	14,991	(3,639)	17,095	(3,662)
Special revenue	4,431	(378)	11,261	(3,467)	15,692	(3,845)
Industrial and miscellaneous (unaffiliated)	383,278	(13,245)	704,043	(168,894)	1,087,321	(182,139)
Parent, subsidiaries and affiliates	2,122	(153)	3,915	(501)	6,037	(654)
Hybrid securities	299	(1)	14,196	(2,054)	14,495	(2,055)
Mortgage-backed and asset-backed securities	436,780	(10,544)	364,291	(59,471)	801,071	(70,015)
Total bonds	$834,969	$(24,516)	$1,135,153	$(245,102)	$1,970,122	$(269,618)
Number of positions at unrealized loss		271		505		776

As of December 31, 2024, there are 17 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $11.2 million. Securities in an unrealized loss position for over 12 months consisted of 505 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds by maturity as of December 31, 2025 are shown below.

	2025
	Carrying Value	Fair Value

Due in one year or less	$89,962	$89,489
Due after one year through five years	913,875	912,694
Due after five years through ten years	1,222,374	1,211,667
Due after ten years through twenty years	1,060,675	1,019,570
Due after twenty years	1,072,313	938,119
Total bonds	$4,359,199	$4,171,539

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Issuer credit obligations (“ICO”) are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NLA may have the right to put or sell the obligations back to the issuers. Asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of NLA’s other than temporarily impaired securities was $0 and $4.6 million as of December 31, 2025 and 2024, respectively. The realized loss on OTTIs for impaired securities was $0.8 million, $3.6 million and $2.8 million as of December 31, 2025, 2024 and 2023, respectively.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

There were no loan-backed impairments during the years ended December 31, 2025, 2024 and 2023 as a result of the intent to sell, or the inability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2025 and 2024, the Company had $751,135 and $654,360, respectively, in mortgage loans. The allowance for loan losses at December 31, 2025 and 2024 were $3,303 and $2,812, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2025	2024

Industrial	$253,866	$255,993
Multifamily	154,915	138,936
Office	69,013	70,484
Retail	209,930	137,152
Self-storage	28,015	15,430
Other	38,699	39,177
Total mortgage loans	754,438	657,172
Less: Allowance for loan losses	3,303	2,812
Net mortgage loans	$751,135	$654,360

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2025	2024

East North Central	$127,837	$112,197
East South Central	30,557	30,623
Middle Atlantic	45,323	31,777
Mountain	131,161	132,468
Pacific	170,504	153,666
South Atlantic	188,139	147,516
West North Central	20,450	20,495
West South Central	40,467	28,430
Total mortgage loans	754,438	657,172
Less: Allowance for loan losses	3,303	2,812
Net mortgage loans	$751,135	$654,360

The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2025
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$57,463	$9,565	$32,665	$2,709	$—	$—	$102,402
50% - 60%	28,405	36,951	105,938	7,907	—	—	179,201
60% - 70%	16,197	37,549	110,674	149,078	25,138	22,556	361,192
70% - 80%	—	—	—	69,713	13,298	—	83,011
80% and greater	—	—	—	13,647	—	11,682	25,329
Total	$102,065	$84,065	$249,277	$243,054	$38,436	$34,238	$751,135

	December 31, 2024
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$37,168	$6,689	$11,380	$24,258	$—	$—	$79,495
50% - 60%	18,751	27,780	118,494	101,994	2,919	—	269,938
60% - 70%	32,064	23,530	83,078	62,277	14,495	22,556	238,000
70% - 80%	5,317	—	22,912	8,900	—	—	37,129
80% and greater	—	—	—	—	18,116	11,682	29,798
Total	$93,300	$57,999	$235,864	$197,429	$35,530	$34,238	$654,360

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $329.2 million CM1 loans, $414.5 million CM2 loans, and $10.7 million CM3 loans as of December 31, 2025. The Company holds $280.1 million CM1 loans, $365.4 million CM2 loans, and $10.7 million CM3 loans as of December 31, 2024. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2025 and 2024 was 79.0% and 80.9%, respectively. As of December 31, 2025 and 2024, all loans were current.

During 2025, the minimum and maximum lending rates for mortgage loans were 3.1% and 8.8% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the year ended December 31, 2025.

Other invested assets

Other invested assets as of December 31 are summarized below:

	2025	2024

Private equity	$172,396	$119,370
Collateral loans [1]	28,227	28,227
Infrastructure funds	3,707	—
Mortgage and real estate	35,865	31,079
Direct equity	189,345	162,926
Credit funds	94,620	79,027
Surplus debentures	10,016	948
Residual tranches	76,573	106,861
Investments in subsidiaries	524,830	18,000
Total other invested assets	$1,135,579	$546,438
———————
[1] Excludes non-admitted of $755 and $756 as of December 31, 2025 and 2024, respectively.

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $319.8 million and $265.9 million as of December 31, 2025 and 2024, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company had $26.0 million of affiliated and $3.0 million of unaffiliated collateral loans as of December 31, 2025. $0.8 million of the unaffiliated collateral loans were non-admitted, and no affiliated collateral loans were non-admitted as of December 31, 2025.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2025	2024
Equity index options:
Notional amount	$1,992,651	$1,549,586
Fair value	$149,993	$103,918
Carrying value	$149,993	$103,918

Swaps:
Notional amount	$450,000	$450,000
Fair value	$(17,666)	$(25,043)
Carrying value	$(1,951)	$(1,848)

Foreign currency forwards:
Notional amount	$21,643	$39,923
Fair value	$55	$208
Carrying value	$55	$208

Offsetting and netting of assets and liabilities

For the year ended December 31, 2025, the Company had net derivative assets of $148.1 million, which represented $262.0 million of gross derivative assets offset by $113.9 million in derivative liabilities. For the year ended December 31, 2024, the Company had net derivative assets of $102.3 million, which represented $176.6 million of gross derivative assets offset by $74.3 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to assets held under funds withheld reinsurance agreements, derivative collateral, FHLB capital stock and statutory requirements of various jurisdictions. Restricted assets were $5,006.8 million and $44.5 million as of December 31, 2025 and 2024, respectively. The funds withheld are with affiliate reinsurers. Statutory deposits are included as bonds on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $1,895.7 million. The Company has determined this amount based on FHLB specific borrowing limits.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	—	2	$—	$—	$—	$—
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	—	—	—	—	—	—
(4) Preferred Stock - Fair Value	—	—	—	—	—	—
(5) Total (1+2+3+4)	—	2	$—	$—	$—	$—
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

The table below provides the Company’s loss tracking for subsidiary, controlled and affiliated (“SCA”) entities:

	Reporting Entity’s Share of SCA’s Net Income (Losses)	Accumulated Share of SCA’s Net Income (Losses)	Reporting Entity’s Share of SCA’s Equity including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	Amount of the Recognized Guarantee under SSAP No. 5R

Lynbrook	$(93,286)	$(776,772)	$(769,806)	No	$—

Lynbrook, with the explicit permission of the Commissioner of the Vermont Department of Financial Regulation, was authorized in conjunction with an excess-of-loss agreement (the “XOL Agreement”) to admit a receivable, the “XOL Asset,” and to not record a deferred tax liability on the XOL Asset. The Company had no guaranteed obligation or commitment for financial support to Lynbrook and admitted no value in this subsidiary for the years ended December 31, 2025 and 2024.

On July 1, 2025, the Company sold NKS to NC for an amount equal to the June 30, 2025 capital and surplus of $10.9 million resulting in no net gain or loss on the transaction. The Company’s investment in NKS was valued at the underlying statutory surplus and capital, which was $12.1 million as of December 31, 2024.

In 2023, the Company formed two new subsidiaries, Nassau ABS C-I LLC (“ABS C”) and Nassau ABS D-I LLC (“ABS D”). The Company admitted $317.4 million other invested assets and $179.3 million common stock for ABS D as of December 31, 2025 and 2024, respectively. ABS C was funded in 2025, and the Company admitted $190.7 million in other invested assets as of December 31, 2025.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Concentration of credit risk of financial instruments

Credit exposure related to issuers of financial instruments is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. As of December 31, 2025, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were Societe Generale SA, Mizuho Markets Americas LLC, Carrington Holding Company, Ellington Financial Inc, and UBS AG. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2025	2024	2023

Bonds	$219,000	$173,452	$131,141
Contract loans	129	126	125
Cash and short-term investments	3,516	5,588	5,678
Preferred stocks	203	184	184
Mortgage loans	43,713	30,845	18,767
Other invested assets	50,300	18,166	16,749
Derivative instruments	(5,218)	(4,847)	(5,762)
Common stocks	189	173	—
Amortization of IMR	973	801	593
Less: Investment expenses	25,554	18,663	11,749
Total net investment income	$287,251	$205,825	$155,726

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2025	2024	2023	2025	2024	2023

Bonds	$(88)	$(525)	$(866)	$735	$(307)	$(4)
Investments in affiliates	(19,905)	—	—	14,316	8,894	(1,515)
Other invested assets	(109)	(3,022)	(2,044)	13,747	26,231	(6,803)
Mortgage loans	(585)	(1,008)	(1,053)	—	—	—
Derivatives	25,149	32,943	(12,449)	17,521	15,430	28,462
Miscellaneous	702	(185)	422	—	—	—
Less: Income tax expense (benefit)	7,380	6,529	—	6,736	8,684	4,548
Net capital gains (losses)	$(2,216)	$21,674	$(15,990)	$39,583	$41,564	$15,592

Realized gains (losses) include invested asset other-than-temporary impairments of $0.8 million, $3.6 million and $2.8 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The proceeds and related gross realized gains and losses from sales of bonds for the years ended December 31 were as follows:

	2025	2024 [1]	2023 [1]

Proceeds from sales	$790,002	$610,851	$147,352
Gross gains on sales	8,268	19,415	2,047
Gross losses on sales	(7,694)	(5,595)	(2,944)
———————
[1]    2024 and 2023 proceeds and gross gains and losses on sales include maturities and repayments, and sales of common and preferred stock.

4.    Reserves for Future Policy Benefits and Reinsurance

The balances for NLA’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2025	2024

Life insurance	$203,953	$214,071
Annuities	6,968,252	5,517,477
A&H reserves	191,263	209,558
Various	7,056	3,990
Total before reinsurance ceded	7,370,524	5,945,096
Less: Reinsurance ceded	6,069,142	4,895,207
Reserves for future policy benefits	$1,301,382	$1,049,889

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
NLA waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premiums are based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2025 and 2024, the Company had $130.8 million and $67.2 million, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. Net reserves to cover the above insurance totaled $3.3 million and $2.3 million at December 31, 2025 and 2024, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation, and the Company had no premium deficiency reserves at December 31, 2025 and 2024.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2025
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$5,971,901	$—	$—	$5,971,901	86%
- at book value less surrender charge of 5% or more	34	—	—	34	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	5,971,935	—	—	5,971,935	86%
At book value without adjustment (minimal or no charge or adjustment)	21,331	—	—	21,331	—%
Not subject to discretionary withdrawal	975,015	—	—	975,015	14%
Total individual annuity actuarial reserves	6,968,281	—	—	6,968,281	100%
Less: Reinsurance ceded	5,773,268	—	—	5,773,268
Total individual annuity actuarial reserves, net of reinsurance	$1,195,013	$—	$—	$1,195,013

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$4,678,271	$—	$—	$4,678,271	85%
- at book value less surrender charge of 5% or more	61	—	—	61	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	4,678,332	—	—	4,678,332	85%
At book value without adjustment (minimal or no charge or adjustment)	23,803	—	—	23,803	—%
Not subject to discretionary withdrawal	815,492	—	—	815,492	15%
Total individual annuity actuarial reserves	5,517,627	—	—	5,517,627	100%
Less: Reinsurance ceded	4,581,161	—	—	4,581,161
Total individual annuity actuarial reserves, net of reinsurance	$936,466	$—	$—	$936,466

	2025
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge or adjustment)	2,767	—	—	2,767	2%
Not subject to discretionary withdrawal	174,660	—	—	174,660	98%
Total individual annuity actuarial reserves	177,427	—	—	177,427	100%
Less: Reinsurance ceded	2,280	—	—	2,280
Total individual annuity actuarial reserves, net of reinsurance	$175,147	$—	$—	$175,147

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge or adjustment)	2,447	—	—	2,447	83%
Not subject to discretionary withdrawal	491	—	—	491	17%
Total individual annuity actuarial reserves	2,938	—	—	2,938	100%
Less: Reinsurance ceded	2,170	—	—	2,170
Total individual annuity actuarial reserves, net of reinsurance	$768	$—	$—	$768

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2025:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$1,195,001
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	12
Exhibit 7, Deposit-type contracts, line 14, column 1	175,146
Subtotal	1,370,159

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	—
Exhibit 3, Line 0399999, column 2	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	—
Subtotal	—
Combined total	$1,370,159

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2025 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$—	$—	$—	$—	$—	$—
- Universal life	69,955	69,829	74,428	—	—	—
- Universal life with secondary guarantees	—	—	—	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	99,259	99,259	117,972	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	1,415	1,415	1,415	6,572	6,572	6,572
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	10,138	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,163	XXX	XXX	—
- Disability-active lives	XXX	XXX	162	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	1,114	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	4,588	XXX	XXX	—

Total (gross: direct + assumed)	170,629	170,503	210,980	6,572	6,572	6,572
Less: Reinsurance ceded	141,079	140,953	171,954	—	—	—
Total, net	$29,550	$29,550	$39,026	$6,572	$6,572	$6,572

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2024 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$—	$—	$—	$—	$—	$—
- Universal life	72,507	72,369	76,991	—	—	—
- Universal life with secondary guarantees	—	—	—	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	103,695	103,695	123,657	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	1,396	1,396	1,396	6,033	6,033	6,033
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	9,655	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,217	XXX	XXX	—
- Disability-active lives	XXX	XXX	187	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	1,155	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	3,656	XXX	XXX	—

Total (gross: direct + assumed)	177,598	177,460	217,914	6,033	6,033	6,033
Less: Reinsurance ceded	146,744	146,607	177,748	—	—	—
Total, net	$30,854	$30,853	$40,166	$6,033	$6,033	$6,033

Reconciliation of total life insurance reserves for the year ended December 31, 2025:

Amount

Exhibit 5, Life insurance section, total (net)	$38,323
Exhibit 5, Accidental death benefits section, total (net)	451
Exhibit 5, Disability active lives section, total (net)	—
Exhibit 5, Disability disabled lives section, total (net)	2
Exhibit 5, Miscellaneous reserves section, total (net)	249
Subtotal	39,025

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	6,572
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	6,572
Combined total	$45,597

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Reinsurance

In connection with NLA’s life insurance products, automatic treaties with unaffiliated reinsurers were established, beginning in 1999, covering 100% of net amount at risk for the Company’s term products; and 50% to 80% for the Company’s universal life and variable universal life products, depending on the individual treaty, on a first dollar basis. NLA had approximately $2.0 billion of net insurance in force, including $2.8 billion of direct/assumed in force less $0.8 billion of reinsurance ceded as of December 31, 2025. NLA had approximately $1.9 billion of net insurance in force, including $2.9 billion of direct/assumed in force less $1.0 billion of reinsurance ceded as of December 31, 2024.

On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $1.7 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit was $0 as of the termination date.

Effective March 31, 2021, NLA, entered into a modified coinsurance (“MODCO”) reinsurance agreement with former affiliate PHL Variable Insurance Company (“PHL”). Under the agreement, PHL retrocedes and NLA reinsures 100% of certain inforce corporate-owned whole life insurance policies assumed by PHL from Nassau Life Insurance Company (“NNY”). Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by NNY and the Company will receive the economic risks and rewards related to the assumed business through MODCO adjustments. The Company paid a $150 million reinsurance allowance under the agreement.

Effective April 1, 2019, the Company entered into a coinsurance funds withheld agreement with a subsidiary captive entity, Lynbrook, to reinsure the Company’s guaranteed minimum withdrawal benefit (“GMWB”) riders on fixed indexed annuity contracts. As of December 31, 2025 and 2024, $971.0 million and $810.9 million, respectively, of reserves were ceded under the agreement.

Effective October 1, 2019, the Company entered into a reinsurance agreement (the “Sunrise agreement”) with an affiliate captive entity, Sunrise, to reinsure 80% of its fixed indexed annuity, fixed annuity, and life insurance products issued beginning in 2018 on a coinsurance funds withheld basis. Effective December 31, 2020, the Sunrise agreement was amended to include 69% reinsurance coverage for certain life and A&H products. This block is net of the collected reinsurance provided and paid to the ceding company under any third-party reinsurance agreement (inuring reinsurance). However, it excludes the business where reinsurer consent is required, as consent was not requested. In connection with this amendment, the Company paid Sunrise an initial reinsurance premium consisting of assets with a statutory book value equal to the statutory reserves and liability of approximately $155.8 million less $22.5 million of ceding commission, which was deposited into the existing funds held account. The ceding commission, net of tax, was recognized in surplus and will be amortized into net income over future periods in relation to the profits ceded under the amendment. Reserves ceded under the Sunrise agreement were $4,882.2 million and $3,857.4 million as of December 31, 2025 and 2024, respectively.

The Company had no cessions to captive reinsurers in which a non-zero primary security shortfall exists.

Effective August 3, 2016, NLA (as surviving entity after merger with NTX) entered into a reinsurance agreement with American Progressive (“APLH”), (a former affiliate of NTX) on a coinsurance funds withheld basis, to assume 100% of APLH’s net retained traditional insurance business. This transaction was net of the reinsurance provided under any third-party reinsurance agreements. Concurrently, APLH entered into a funds withheld custody account agreement, whereby the assets associated with the coinsurance agreement are held in a custodial bank account to secure the obligations of the Company. Policy and Contract liabilities of approximately $51.4 million were transferred by American Progressive to the Company. The supporting assets held by APLH were deposited into the Funds Withheld custody account for the benefit of the Company. As of December 31, 2025, the assumed reserves were $18.0 million for life and $15.0 million for A&H. As of December 31, 2024, the assumed reserves were $18.8 million for life and $15.2 million for A&H.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Before consideration of the Coinsurance Funds Withheld agreement mentioned above, the Company reinsures between 50% and 100% of most of its accident and health and life business to unaffiliated reinsurers.

On April 24, 2009, the Company completed the closing of a life insurance and annuity reinsurance transaction with Commonwealth Annuity and Life Insurance Company (“Commonwealth”). Under this transaction, the Company reinsured substantially all of its in force life insurance and annuity business under a 100% coinsurance treaty. Since the business reinsured was in force business, the Company has established a deferred ceding allowance, which is being amortized into income.

Effective October 1, 2010, substantially all the annuity portion of the Commonwealth transaction was commuted with Commonwealth and reinsured with Athene, a Bermuda reinsurer. All the assets for this block of business are held in a trust account for the benefit of the Company and its affiliates. The assets in the trust account are maintained at a minimum level of 100% of reserve liabilities. As of December 31, 2025, the policy and contract liabilities ceded to Athene are $19.0 million with assets in the trust totaling $22.9 million.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, 2025 and 2024 is set forth below:

	2025	2024

Direct premiums and annuity considerations	$1,679,508	$1,644,035
Reinsurance assumed - non-affiliate	11,726	13,201
Reinsurance ceded - non-affiliate	(14,937)	(16,754)
Reinsurance ceded - affiliate	(1,339,890)	(1,306,700)
Net premiums and annuity considerations	$336,407	$333,782

Direct commissions and expense allowance	$172,357	$170,322
Reinsurance assumed - non-affiliate	373	407
Reinsurance ceded - non-affiliate	(2,491)	(2,744)
Reinsurance ceded - affiliate	(151,383)	(149,278)
Net commissions and expense allowance	$18,856	$18,707

Direct policy and contract claims incurred	$134,602	$121,398
Reinsurance assumed - non-affiliate	86,397	32,788
Reinsurance ceded - non affiliate	(27,996)	(30,796)
Reinsurance ceded - affiliate	(77,958)	(64,192)
Net policy and contract claims incurred	$115,045	$59,198

Direct policy and contract claims payable	$34,095	$28,604
Reinsurance assumed - non-affiliate	1,879	2,063
Reinsurance ceded - non-affiliate	(5,499)	(6,393)
Reinsurance ceded - affiliate	(21,250)	(16,351)
Net policy and contract claims payable	$9,225	$7,923

Direct life insurance in force	$957,293	$1,049,479
Reinsurance assumed	1,859,855	1,816,950
Reinsurance ceded	(839,479)	(920,788)
Net insurance in force	$1,977,669	$1,945,641

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In the event all, including affiliated, reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $1,108.0 million and $917.3 million for the years ended December 31, 2025 and 2024, respectively.

Unpaid A&H Claims

The following table provides a reconciliation of the beginning and ending balances of unpaid accident and health claim liabilities, net of reinsurance recoverable for the years ended December 31, 2025, 2024 and 2023:

	2025	2024	2023

Unpaid claims, at beginning of year	$33,546	$35,921	$39,908
Add provisions for claims, net of reinsurance, occurring in:
Current year	16,524	19,124	17,544
Prior years	(475)	(1,462)	1,047
Net incurred losses during the year	16,049	17,662	18,591
Deduct payments for claims, net of reinsurance, occurring in:
Current year	8,587	9,754	8,714
Prior years	10,058	10,283	13,864
Net incurred losses during the year	18,645	20,037	22,578
Unpaid claims liabilities, at end of year	$30,950	$33,546	$35,921

Unpaid claims liabilities are principally on the guaranteed renewable line of business. During 2025, the majority of the shortfall is from long duration products where premiums and active life reserves continue to support the sufficiency of the block. For 2024, increases or (decreases) were generally the result of ongoing analysis of recent loss development trends.

Interest of $1.5 million and $1.6 million was accrued in 2025 and 2024, respectively, on prior year’s long term care and disability income reserves.

FHLB

The Company is a member of the FHLB of Boston. In 2025, NLA issued funding agreements to the FHLB of Boston to support various spread-based businesses. The funding agreements are issued through the general account and are included in the liability for Policyholders’ funds in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. When a funding agreement is issued, the Company is required to post collateral in the form of eligible securities for each of the advances received. Upon any event of default by the Company, the FHLB of Boston’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB of Boston.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The amount of FHLB of Boston common stock held, in aggregate, exclusively in the Company’s general account at December 31, 2025 and 2024 was as follows (in millions):

	2025	2024

Membership stock - class B [1]	$2.6	$—
Activity stock	7.0	—
Excess stock	—	—
Aggregate total	$9.6	$—

Actual or estimated borrowing capacity as determined by the insurer	$1,895.7	$—
———————
[1]Membership stock is not eligible for redemption.

The amount of collateral pledged to the FHLB of Boston in the Company’s general account at December 31, 2025 and 2024 was as follows (in millions):

	2025	2024

Fair value	$252.1	$—
Carrying value	$249.4	$—
Aggregate total borrowing	$175.0	$—

The maximum amount of collateral pledged and aggregate total borrowing to the FHLB of Boston in the Company’s general account during the years ended December 31, 2025 and 2024 was as follows (in millions):

	2025	2024

Fair value	$252.1	$—
Carrying value	$249.4	$—
Aggregate total borrowing	$175.0	$—

The following table reflects the amount borrowed from the FHLB of Boston in the form of funding agreements or debt at December 31, 2025 and 2024 (in millions):

	2025	2024

Funding agreements issued	$175.0	$—
Funding agreements reserves established	$174.0	$—
Maximum amount of funding agreements borrowed during the year	$175.0	$—
Maximum amount of debt borrowed during the year	$175.0	$—

The Company does not have any prepayment obligations for these funding agreement arrangements.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
5.    Premiums and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2025 were as follows:

Type of Business	Gross	Net of Loading

Ordinary renewal	$2,778	$2,143
Total	$2,778	$2,143

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2024 were as follows:

Type of Business	Gross	Net of Loading

Ordinary renewal	$3,168	$2,438
Total	$3,168	$2,438

6.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities for its Variable Universal Life product into a separate account, which is authorized by Connecticut General Statute §38a-433.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2025 and 2024, the Company’s separate account statement included legally insulated assets of $6.6 million and $6.0 million, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

All separate account liabilities are non-guaranteed. Reserves for separate account liabilities at fair value were $6.6 million and $6.0 million as of December 31, 2025 and 2024, respectively.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits in the Statements of Income (Loss) and Changes in Capital and Surplus, were as follows:

	2025	2024	2023
From Separate Accounts Annual Statement:
Transfers to separate accounts	$47	$55	$56
Transfers from separate accounts	(124)	(194)	(9)
Net transfers to (from) separate accounts	$(77)	$(139)	$47

Transfers as reported in the Statements of Income (Loss) and Changes in Capital and Surplus	$(77)	$(139)	$47

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
7.    Federal Income Taxes

The components of the net deferred tax asset (liability) at period end and the change in those components are as follows:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$57,397	$14,036	$71,433	$52,440	$6,023	$58,463	$4,957	$8,013	$12,970
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	57,397	14,036	71,433	52,440	6,023	58,463	4,957	8,013	12,970
Less: Deferred tax assets non-admitted	27,930	9,859	37,789	33,065	3,262	36,327	(5,135)	6,597	1,462
Subtotal net admitted deferred tax assets	29,467	4,177	33,644	19,375	2,761	22,136	10,092	1,416	11,508
Less: Deferred tax liabilities	25,455	4,177	29,632	15,784	2,762	18,546	9,671	1,415	11,086
Net deferred tax assets	$4,012	$—	$4,012	$3,591	$(1)	$3,590	$421	$1	$422

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	4,012	—	4,012	3,591	(1)	3,590	421	1	422
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	4,012	—	4,012	3,591	(1)	3,590	421	1	422
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	21,232	XXX	XXX	24,346	XXX	XXX	(3,114)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	25,455	4,177	29,632	15,784	2,762	18,546	9,671	1,415	11,086
Deferred tax assets admitted as the result of application of SSAP No. 101	$29,467	$4,177	$33,644	$19,375	$2,761	$22,136	$10,092	$1,416	$11,508

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	718%	781%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$141,547	$162,308

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$57,397	$14,036	$52,440	$6,023	$4,957	$8,013
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$29,467	$4,177	$19,375	$2,761	$10,092	$1,416
(% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies due to projected future taxable income generated.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that the Company will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

The components of current income taxes incurred in the Statements of Income (Loss) and Changes in Capital and Surplus and the net deferred tax asset (liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2025 and 2024 were as follows:

	2025	2024	Change
Current income tax:
Federal	$(7,686)	$(6,610)	$(1,076)
Subtotal	(7,686)	(6,610)	(1,076)
Federal income tax on net capital gains	7,380	6,529	851
Other	—	—	—
Federal and foreign income tax expense (benefit) incurred	$(306)	$(81)	$(225)

Deferred tax assets:
Ordinary:
Policyholder reserves	$11,562	$8,772	$2,790
Investments	4,719	4,996	(277)
Deferred acquisition costs	11,040	8,954	2,086
Net operating loss carryforward	28,674	28,192	482
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	1,402	1,526	(124)
Subtotal	57,397	52,440	4,957
Non-admitted	27,930	33,065	(5,135)
Admitted ordinary deferred tax assets	$29,467	$19,375	$10,092

Capital:
Investments	$14,035	$6,023	$8,012
Net capital loss carryforward	—	—	—
Subtotal	14,035	6,023	8,012
Non-admitted	9,858	3,262	6,596
Admitted capital deferred tax assets	4,177	2,761	1,416
Admitted deferred tax assets	$33,644	$22,136	$11,508

Deferred tax liabilities:
Ordinary:
Investments	$25,092	$15,337	$9,755
Deferred and uncollected premiums	349	411	(62)
Policyholder reserves	13	35	(22)
Other	1	1	—
Subtotal	25,455	15,784	9,671

Capital:
Investments	4,177	2,762	1,415
Policyholder reserves	—	—	—
Other	—	—	—
Subtotal	4,177	2,762	1,415
Deferred tax liabilities	29,632	18,546	11,086
Net admitted deferred tax assets (liabilities)	$4,012	$3,590	$422

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2025
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(48,210)	$(10,124)	21.0%
Interest maintenance reserve	(553)	(116)	0.2%
Deferred ceding allowance	(3,996)	(839)	1.7%
Dividends received deduction	(139)	(29)	0.1%
Return to provision	(64)	(13)	—%
Tax sharing relief	11,052	2,321	(4.8%)
Change in non-admitted assets and other	(589)	(125)	0.3%
Total statutory income tax	$(42,499)	$(8,925)	18.5%

Federal income taxes incurred		$(7,686)	15.9%
Tax on capital gains (losses)		7,380	(15.3%)
Change in net deferred income tax expense (benefit)		(8,619)	17.9%
Total statutory income tax		$(8,925)	18.5%

	December 31, 2024
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(1,017)	$(214)	21.0%
Interest maintenance reserve	5,363	1,126	(110.8%)
Deferred ceding allowance	(4,089)	(859)	84.4%
Dividends received deduction	(76)	(16)	1.6%
Return to provision	16	3	(0.3%)
Tax sharing relief	(17,388)	(3,651)	359.1%
Change in non-admitted assets and other	1,607	339	(33.2%)
Total statutory income tax	$(15,584)	$(3,272)	321.8%

Federal income taxes incurred		$(6,610)	650.0%
Tax on capital gains (losses)		6,529	(642.0%)
Change in net deferred income tax expense (benefit)		$(3,191)	313.8%
Total statutory income tax		$(3,272)	321.8%

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(17,341)	$(3,642)	21.0%
Interest maintenance reserve	(606)	(127)	0.7%
Deferred ceding allowance	(4,089)	(859)	5.0%
Dividends received deduction	(92)	(19)	0.1%
Return to provision	16	3	—%
Tax sharing relief	(37,836)	(7,946)	45.8%
Change in non-admitted assets and other	790	166	(1.0%)
Total statutory income tax	$(59,158)	$(12,423)	71.6%

Federal income taxes incurred		$—	—%
Change in net deferred income tax expense (benefit)		(12,423)	71.6%
Total statutory income tax		$(12,423)	71.6%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2025	2024

The Company had net operating loss carryforwards of	$136,544	$134,249
The Company had capital loss carryforwards of	—	—

As of December 31, 2025, the Company has approximately $136.5 million of net operating loss carryforwards and $0 of capital loss carryforwards, respectively. The Company has approximately $1.7 million of net operating loss carryforwards that expire in 2037.

The Company had no income tax expense for 2025, 2024 or 2023 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2025 or 2024.

The Company’s U.S. federal income tax return for years 2022 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2025 and 2024. As of December 31, 2025, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

On July 1, 2025 NLA executed a sale of NKS to NLA’s direct parent, NC. On June 27, 2025, The Commissioner of Insurance of the State of Kansas issued an order allowing the sale to occur and exempting NKS from any change of control filing requirements. For tax purposes, the entirety of this impact is deferred.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
For tax years 2020-2024, the Company, Lynbrook and NKS (the “NLA Group”) filed a consolidated tax return subject to the terms of a tax sharing agreement (“TSA”). Under the terms of the TSA, each Member’s current and deferred taxes are computed under a “if and when” method. Under this method, each Member computes their taxable income on a separate company basis and pays its respective tax liability to the parent of the consolidated tax group (NLA). NLA will utilize the Member’s tax losses and other tax attributes to offset consolidated taxable income and record the associated tax savings as a benefit in the effective tax rate reconciliation.

Effective for post-2024 tax years, NLA, Lynbrook, NKS and Sunrise joined the consolidated return of the NC Group (each a “Member”). Consequently, NLA, Lynbrook, NKS and Sunrise all joined as parties to a revised TSA of the NC Group effective January 1, 2025 (the “revised TSA”). Under the 2025 TSA, each Member’s current and deferred taxes are computed under the “if and when” method as described above. NC pays the NC Group’s consolidated tax liability notwithstanding any shortfall in aggregate separate Members’ tax payments due to a Member’s use of its separate tax attributes (calculated on a separate Member basis), except however NLA is required to pay any portion of such shortfall for Lynbrook and NKS resulting from their separate tax attributes used to reduce NLA Group consolidated taxable income in pre-2025 tax years.

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2025:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.
Nassau Life and Annuity Company
Nassau Life Insurance Company of Kansas
Sunrise Re, Inc.
Lynbrook Re, Inc.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2025 and 2024. Accordingly, the BEAT liability was $0 for the years ended December 31, 2025 and 2024.

In July of 2025, new tax legislation was enacted under the One Big Beautiful Bill Act (the "OBBBA"). While the OBBBA includes a wide range of provisions that could impact our financial results in future periods, we do not expect the passage of the OBBBA to have a material impact on our results of operations or financial condition in the current fiscal year.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2025.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In October 2021, the Organization for Economic Co-operation and Development (the “OECD”) announced the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting (the “Framework”), which agreed to a two-pillar solution to address tax challenges arising from digitalization of the economy. In December 2021, the OECD released Pillar Two Model Rules defining the global minimum tax rules, which contemplate a minimum tax rate of 15%. To date, various jurisdictions have enacted, or are in the process of enacting, legislation on these rules, and the OECD continues to release additional guidance. While it is uncertain whether the U.S. will enact legislation to adopt the minimum tax directive, certain countries in which we operate have adopted legislation, and other countries are in the process of introducing legislation to implement the minimum tax directive. Further, the OECD issued administrative guidance providing transition and safe harbor rules that could delay the impact of the minimum tax directive. The Company continues to monitor the implementation of the Framework by the countries in which we operate. As of December 31, 2025, the Company meets the requirements of the transitional safe harbor and no Pillar Two accrual is required on our financial statements.

8.    Related Party Transactions

An affiliate, NCNY, provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $56.1 million, $49.4 million and $33.4 million for the years ended December 31, 2025, 2024 and 2023, respectively. The amounts payable to NCNY were $5.3 million and $4.2 million as of December 31, 2025 and 2024, respectively.

NNY pays commissions to producers who sell the Company’s non-registered life and annuity products. The Company reimbursed NNY for commissions paid on the Company’s behalf of $167.8 million, $164.6 million and $135.3 million for the years ended December 31, 2025, 2024 and 2023, respectively. The amounts due to NNY were $14.4 million and $10.9 million as of December 31, 2025 and 2024, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $21.0 million, $11.2 million and $10.9 million for the years ended December 31, 2025, 2024 and 2023, respectively. Amounts due to NAMCO were $0 and $0.6 million as of December 31, 2025 and 2024, respectively.

The Company has investments in various classes of notes of Nassau special purpose vehicles (“SPVs”) totaling $128.4 million par with a fair value of $101.0 million and $116.1 million par with a fair value of $96.4 million at December 31, 2025 and 2024, respectively. The Nassau SPVs are managed by various subsidiaries of NAMCO, an affiliate of NLA.

The Company has investments in NCNY long-term bonds, which have a par value of $20.0 million and $17.1 million at December 31, 2025 and 2024, respectively, and a fair value of $15.1 million and $11.9 million at December 31, 2025 and 2024, respectively.

In September 2019, the Company invested in Class B Notes issued by Nassau 2019 CFO, LLC, a collateralized fund obligation managed by an affiliate. These Class B Notes have a par and fair value of $0.6 million and $0.5 million and $0.6 million and $0.6 million at December 31, 2025 and 2024, respectively. These are recorded as bonds.

In September 2022, the Company invested in Class C Notes and Subordinated Notes issued by Nassau 2022 CFO, LLC, a collateralized fund obligation managed by an affiliate. The Class C Notes have a par of $6.2 million and fair value of $6.2 million and a par of $6.6 million and fair value of $6.6 million at December 31, 2025 and 2024, respectively. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $41.8 million and fair value of $38.9 million and a par of $41.8 million and fair value of $47.0 million at December 31, 2025 and 2024, respectively.

In November 2021, the Company invested in NNY surplus notes, which have a par value of $2.2 million and $2.2 million and a fair value of $1.9 million and $1.8 million at December 31, 2025 and 2024, respectively.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In February 2024, the Company committed $75 million to NPC Credit Opportunities Fund LP. The Company's investment in NPC Credit Opportunities Fund LP has a fair value of $56.3 million and a remaining commitment of $26.7 million as of December 31, 2025.

In December 2025, the Company sold certain bonds and other invested assets to an affiliate, NCNY, totaling $6.9 million and $18.5 million, respectively.

The Company has a collateral loan investment with Angel Island Capital Company Ltd (“AIC”) with a par and fair value of $26.0 million at December 31, 2025. This collateral loan is recorded in other invested assets.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2025, no amounts were overdue.

9.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stocks

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For private placement debt securities, fair value is based on internal models using a discounted cash flow and spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For private fixed maturities, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spreads derived from public bond indices summed with a liquidity premium and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain debt securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security. Certain private placement securities are internally valued using models or analyst judgment. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stocks

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models. For fair values of common stock investments in non-life subsidiaries, the Company uses the underlying GAAP equity in the subsidiary. For fair values of common stock in life subsidiaries, the Company uses the underlying STAT capital and surplus in the subsidiary.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Other invested assets

Fair values for surplus debentures, residual tranches and certified capital companies (“capcos”) are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

The following table provides information as of December 31, 2025 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2025
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Issuer credit obligations	$—	$—	$250	$250
Asset-backed securities	—	39	3,417	3,456
Common stocks	—	—	9,769	9,769
Other invested assets	—	18,559	61,520	80,079
Derivatives	—	264,110	—	264,110
Separate account assets	6,572	—	—	6,572
Total assets at fair value	$6,572	$282,708	$74,956	$364,236

Liabilities at fair value:
Derivatives	$—	$113,878	$—	$113,878
Total liabilities at fair value	$—	$113,878	$—	$113,878

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2025.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The following table provides information as of December 31, 2024 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2024
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$43	$247	$290
Common stocks	—	—	2,119	2,119
Other invested assets	—	2,655	55,763	58,418
Derivatives	—	178,743	—	178,743
Separate account assets	6,033	—	—	6,033
Total assets at fair value	$6,033	$181,441	$58,129	$245,603

Liabilities at fair value:
Derivatives	$—	$74,331	$—	$74,331
Total liabilities at fair value	$—	$74,331	$—	$74,331

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2024.

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2025	2024
Level 3 Assets:
Balance, beginning of period	$58,129	$55,389
Purchases	33,566	8,769
Sales	(19,495)	(9,574)
Transfers into level 3	1,417	548
Transfers out of level 3	(646)	(1,866)
Realized gains (losses)	7,416	(279)
Unrealized gains (losses)	(5,431)	5,142
Balance, end of period	$74,956	$58,129

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2025 and 2024 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2025 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2024 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2025 and 2024.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2025 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Issuer credit obligations	$2,036,662	$2,187,846	$—	$1,461,395	$575,267	$—
Asset-backed securities	2,134,877	2,171,353	—	1,651,088	483,789	—
Common stocks	9,769	9,769	—	—	9,769	—
Cash, cash equivalents and short-term investments	158,263	158,195	153,866	4,397	—	—
Preferred stocks	8,068	8,114	—	5,106	2,962	—
Residual tranches and surplus debentures	135,790	85,624	—	41,665	94,125	—
Mortgage loans	750,802	751,135	—	—	750,802	—
Derivatives	132,382	148,097	—	132,382	—	—
Separate account assets	6,572	6,572	6,572	—	—	—
Total financial instruments	$5,373,185	$5,526,705	$160,438	$3,296,033	$1,916,714	$—

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2024 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$3,222,019	$3,466,903	$—	$2,456,474	$765,545	$—
Common stocks	2,119	2,119	—	—	2,119	—
Cash, cash equivalents and short-term investments	118,279	118,712	113,389	4,890	—	—
Preferred stocks	2,958	3,037	—	30	2,928	—
Residual tranches and surplus debentures	137,306	109,093	—	44,968	92,338	—
Mortgage loans	632,087	654,360	—	—	632,087	—
Derivatives	104,413	102,278	104,413	—	—	—
Separate account assets	6,033	6,033	6,033	—	—	—
Total financial instruments	$4,225,214	$4,462,535	$223,835	$2,506,362	$1,495,017	$—

As of December 31, 2025 and 2024, the Company had no investments where it is not practicable to estimate fair value.

10.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs may be seeking indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

11.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2025, the Company had unfunded commitments of $319.8 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2025, the Company had open commitments of $615.9 million.

12.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2025 and 2024, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2025	2024	2025	2024

Swaps	$450,000	$450,000	$21,643	$39,923
Total	$450,000	$450,000	$21,643	$39,923
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2025 and 2024, the Company posted $22.1 million and $30.7 million, respectively, in collateral.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
13.    Reconciliation to the Annual Statement

In the 2025 Annual Statement, the Company classified amounts related to reinsurance reserve changes in the Statements of Cash Flows as adjustments to other cash provided (applied) instead of benefit and loss related payments. In the audited Statements of Cash Flows, the reinsurance reserve changes are presented in the Statements of Cash Flows as an adjustment to claims and benefits. For the Annual Statement, this resulted in a $23.0 million overstatement of net cash from operations with a corresponding understatement of net cash from financing and miscellaneous sources.

14.    Subsequent Events

There were no material subsequent events requiring adjustment to the financial statements or disclosures through April 2, 2026, the date the Company’s statutory financial statements were available to be issued.

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Supplemental Schedule Summary of Investments - Other than Investments in Related Parties December 31, 2025
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$11,321	$11,237	$11,321
States, municipalities and political subdivisions	62,249	54,666	62,249
Foreign governments	25,360	19,975	25,360
All other corporate bonds [1]	4,156,896	3,983,438	4,157,429
Redeemable preferred stocks	8,037	8,068	8,114
Total fixed maturities	4,263,863	4,077,384	4,264,473
Equity securities:
Common stocks:
Industrial, miscellaneous and all other	9,769	9,769	9,769
Nonredeemable preferred stocks	—	—	—
Total equity securities	9,769	9,769	9,769
Mortgage loans	751,643	751,643	751,643
Real estate, at depreciated cost	—	XXX	—
Contract loans	3,722	XXX	3,722
Other invested assets [2][3]	484,125	487,837	483,369
Cash and short-term investments	158,195	—	158,195
Receivables for securities	25,252	XXX	25,252
Total cash and invested assets	$5,696,569		$5,696,423
———————
[1] Amortized cost and fair value amounts exclude $102,901 and $102,223, respectively, of related-party bonds and other invested assets.
[2] Difference between amortized cost and amount on balance sheet relates to $756 of non-admitted other invested assets.
[3] Amortized cost and fair value amounts exclude $652,210 and $652,059, respectively, of related-party other invested assets.

See accompanying independent auditors’ report

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Supplemental Schedule Summary of Investments - Other than Investments in Related Parties December 31, 2024	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$8,910	$8,611	$8,910
States, municipalities and political subdivisions	5,506	4,771	5,506
Foreign governments	21,243	15,029	21,243
All other corporate bonds [1]	3,343,229	3,106,477	3,343,177
Redeemable preferred stocks	3,037	2,958	3,037
Total fixed maturities	3,381,925	3,137,846	3,381,873
Equity securities:
Common stocks:
Industrial, miscellaneous and all other	2,119	2,119	2,119
Nonredeemable preferred stocks	—	—	—
Total equity securities	2,119	2,119	2,119
Mortgage loans	654,360	629,275	654,360
Real estate, at depreciated cost	—	XXX	—
Contract loans	3,605	XXX	3,605
Other invested assets [2][3]	409,220	411,960	408,464
Cash and short-term investments	118,712	118,712	118,712
Receivables for securities	6,815	XXX	6,815
Total cash and invested assets	$4,576,756		$4,575,948
———————
[1] Amortized cost and fair value amounts exclude $88,067 and $87,133, respectively, of related-party bonds and other invested assets.
[2] Difference between amortized cost and amount on balance sheet relates to $756 of non-admitted other invested assets.
[3] Amortized cost and fair value amounts exclude $137,974 and $137,974, respectively, of related-party other invested asset.

See accompanying independent auditors’ report

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Supplementary Insurance Information For the years ended December 31, 2025, 2024 and 2023
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2025:
Insurance Segment	$1,476,528	$9,225	$336,407	$287,251	$454,729	$381,036

2024:
Insurance Segment	$1,049,889	$7,923	$333,782	$205,825	$380,632	$345,508

2023:
Insurance Segment	$812,685	$6,800	$288,891	$155,726	$378,712	$198,851

See accompanying independent auditors’ report

Nassau Life and Annuity Company (a wholly owned subsidiary of The Nassau Companies) Supplementary Schedule - Reinsurance For the years ended December 31, 2025, 2024 and 2023
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2025	$957,293	$839,479	$1,859,855	$1,977,669	94%
2024	1,049,479	920,788	1,816,950	1,945,641	93%
2023	1,157,747	1,018,303	1,723,955	1,863,399	93%

Life and A&H insurance premiums:
2025	$1,679,508	$1,354,827	$11,726	$336,407	3%
2024	1,644,035	1,323,454	13,201	333,782	4%
2023	1,393,680	1,118,861	14,072	288,891	5%

See accompanying independent auditors’ report

Financial Statements

Nassau Life and Annuity Variable Universal Life Account

December 31, 2025

With Report of Independent Registered Public Accounting Firm

Nassau Life and Annuity Variable Universal Life Account

Financial Statements

December 31, 2025

Nassau Life and Annuity Variable Universal Life Account

Statements of Net Assets

December 31, 2025

	Number of		Assets at Market		Units
Subaccount	Shares	Cost	Value	Net Assets	Outstanding	Unit Values

Alger Capital Appreciation Portfolio	7,171	$ 536,100	$ 924,017	$ 924,017	27,201	$ 33.97
Columbia Variable Portfolio – Acorn Fund (a)	17,825	353,321	283,418	283,418	13,293	21.32
Columbia Variable Portfolio – Acorn International Fund (a)	3,898	78,968	79,682	79,682	6,766	11.78
CVT S&P MidCap 400 Index Portfolio (a)	261	20,865	33,211	33,211	6,311	5.26
DWS Equity 500 Index VIP	19,018	292,493	619,034	619,034	21,915	28.25
Federated Hermes Fund for U.S. Government Securities II	10,558	120,402	98,295	98,295	16,307	6.03
Federated Hermes Government Money Fund II	787,325	787,325	787,325	787,325	662,919	1.19
Federated Hermes High Income Bond Fund II	18	137	106	106	8	13.87
Fidelity® VIP Contrafund® Portfolio	5,180	196,303	307,312	307,312	7,863	39.08
Fidelity® VIP Growth Opportunities Portfolio	3,340	128,233	330,946	330,946	7,722	42.86
Fidelity® VIP Growth Portfolio	4,821	327,972	465,559	465,559	17,686	26.32
Fidelity® VIP Investment Grade Bond Portfolio	1,182	14,855	13,219	13,219	6,951	1.90
Franklin Income VIP Fund	3,746	65,666	56,796	56,796	17,588	3.23
Franklin Mutual Shares VIP Fund	4,253	66,152	68,474	68,474	5,129	13.35
Invesco V.I. American Franchise Fund	1,843	102,374	149,297	149,297	23,758	6.28
Invesco V.I. Core Equity Fund	1,228	34,105	44,232	44,232	8,362	5.29
Invesco V.I. Equity and Income Fund	3,760	68,074	68,130	68,130	17,081	3.99
Invesco V.I. Main Street Small Cap Fund®	101	2,554	2,794	2,794	596	4.68
Lord Abbett Series Fund Bond Debenture Portfolio	1,161	13,386	12,316	12,316	3,995	3.08
Lord Abbett Series Fund Growth and Income Portfolio	6,859	217,027	287,819	287,819	58,811	4.89
Lord Abbett Series Fund Mid Cap Stock Portfolio	1,359	28,354	35,411	35,411	9,003	3.93
Neuberger Berman AMT Mid Cap Growth Portfolio	109	2,875	2,610	2,610	972	2.69
PIMCO CommodityReal Return® Strategy Portfolio	3,014	69,528	19,347	19,347	17,740	1.09
PIMCO Real Return Portfolio	179	2,228	2,155	2,155	1,075	2.01
PIMCO Total Return Portfolio	772	7,920	7,296	7,296	3,455	2.11
Templeton Developing Markets VIP Fund	1,824	25,897	22,037	22,037	1,094	20.15
Templeton Foreign VIP Fund	470	4,957	7,617	7,617	906	8.41
Templeton Growth VIP Fund	7,830	91,752	110,797	110,797	10,211	10.84
TVST Touchstone Bond Fund	620	5,800	5,432	5,432	2,987	1.82
TVST Touchstone Common Stock Fund	1,072	12,359	13,834	13,834	2,107	6.57
TVST Touchstone Small Company Fund	2,554	35,606	36,210	36,210	7,050	5.14
Virtus Duff & Phelps Real Estate Securities Series	1,643	40,851	33,625	33,625	1,198	28.07
Virtus KAR Capital Growth Series	7,754	147,201	264,245	264,245	16,368	16.14

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

5

Nassau Life and Annuity Variable Universal Life Account

Statements of Net Assets (continued)

December 31, 2025

	Number of		Assets at		Units
SubAccount	Shares	Cost	Market Value	Net Assets	Outstanding	Unit Values

Virtus KAR Enhanced Core Equity Series	45,916	$ 562,634	$ 580,383	$ 580,383	41,689	$ 13.92
Virtus KAR Small-Cap Growth Series	5,952	131,395	91,177	91,177	2,761	33.03
Virtus KAR Small-Cap Value Series	23,001	346,658	317,413	317,413	15,163	20.93
Virtus Newfleet Multi-Sector Intermediate Bond Series	21,295	197,471	185,051	185,051	16,321	11.34
Virtus SGA International Growth Series	14,689	182,428	196,099	196,099	20,170	9.72
Virtus VIT Tactical Allocation Series (a)	822	11,003	9,760	9,760	747	13.07

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

6

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2025 and 2024

			Columbia Variable
	Alger Capital	Columbia Variable	Portfolio – Acorn
	Appreciation	Portfolio – Acorn	International
	Portfolio	Fund (a)	Fund (a)
Net assets as of December 31, 2023	$ 478,580	$ 239,817	$ 75,822
Investment income:
Dividend distributions	-	-	1,051
Net investment income	-	-	1,051
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	2,571	300	1
Change in unrealized appreciation (depreciation)	226,565	33,671	(7,306)
Net gain (loss) on investments	229,136	33,971	(7,305)
Net increase (decrease) in net assets from operations	229,136	33,971	(6,254)
Contract owner transactions:
Deposits	-	2,883	1,789
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	1,441	900
Maintenance charges and mortality adjustments	(6,142)	(5,759)	(2,088)
Increase (decrease) in net assets from contract transactions	(6,142)	(1,435)	601
Total increase (decrease) in net assets	222,994	32,536	(5,653)
Net assets as of December 31, 2024	$ 701,574	$ 272,353	$ 70,169
Investment income:
Dividend distributions	-	-	995
Net investment income	-	-	995
Increase (decrease) in net assets from operations:
Capital gain distributions	145,246	-	381
Realized capital gain (loss) on investments	3,776	448	5
Change in unrealized appreciation (depreciation)	80,177	11,875	7,691
Net gain (loss) on investments	229,199	12,323	8,077
Net increase (decrease) in net assets from operations	229,199	12,323	9,072
Contract owner transactions:
Deposits	-	2,883	1,789
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	1,439	901
Maintenance charges and mortality adjustments	(6,756)	(5,580)	(2,249)
Increase (decrease) in net assets from contract transactions	(6,756)	(1,258)	441
Total increase (decrease) in net assets	222,443	11,065	9,513
Net assets as of December 31, 2025	$ 924,017	$ 283,418	$ 79,682

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

7

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

			Federated Hermes
	CVT S&P MidCap		Fund for U.S.
	400 Index	DWS Equity 500	Government
	Portfolio (a)	Index VIP	Securities II
Net assets as of December 31, 2023	$ 30,010	$ 441,646	$ 105,322
Investment income:
Dividend distributions	380	6,095	3,675
Net investment income	380	6,095	3,675
Increase (decrease) in net assets from operations:
Capital gain distributions	1,371	29,036	-
Realized capital gain (loss) on investments	210	2,132	32
Change in unrealized appreciation (depreciation)	2,008	71,447	(3,108)
Net gain (loss) on investments	3,589	102,615	(3,076)
Net increase (decrease) in net assets from operations	3,969	108,710	599
Contract owner transactions:
Deposits	-	7,148	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	1,870	1,439
Maintenance charges and mortality adjustments	(1,519)	(16,683)	(3,496)
Increase (decrease) in net assets from contract transactions	(1,519)	(7,665)	(2,057)
Total increase (decrease) in net assets	2,450	101,045	(1,458)
Net assets as of December 31, 2024	$ 32,460	$ 542,691	$ 103,864
Investment income:
Dividend distributions	350	6,028	3,745
Net investment income	350	6,028	3,745
Increase (decrease) in net assets from operations:
Capital gain distributions	2,107	49,871	-
Realized capital gain (loss) on investments	(6)	2,317	(1,576)
Change in unrealized appreciation (depreciation)	(237)	35,384	4,060
Net gain (loss) on investments	1,864	87,572	2,484
Net increase (decrease) in net assets from operations	2,214	93,600	6,229
Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	(9,726)
Transfers between subaccounts, net	-	-	1,439
Maintenance charges and mortality adjustments	(1,463)	(17,257)	(3,511)
Increase (decrease) in net assets from contract transactions	(1,463)	(17,257)	(11,798)
Total increase (decrease) in net assets	751	76,343	(5,569)
Net assets as of December 31, 2025	$ 33,211	$ 619,034	$ 98,295

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

8

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Federated Hermes Government Money Fund II	Federated Hermes High Income Bond Fund II	Fidelity® VIP Contrafund® Portfolio
Net assets as of December 31, 2023	$ 741,293	$ 177	$ 187,547
Investment income:
Dividend distributions	34,461	14	201
Net investment income	34,461	14	201
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	26,498
Realized capital gain (loss) on investments	-	(2)	4,832
Change in unrealized appreciation (depreciation)	-	1	30,171
Net gain (loss) on investments	-	(1)	61,501
Net increase (decrease) in net assets from operations	34,461	13	61,702
Contract owner transactions:
Deposits	978	-	810
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	1,800	899	(3,059)
Maintenance charges and mortality adjustments	(11,087)	(893)	(12,918)
Increase (decrease) in net assets from contract transactions	(8,309)	6	(15,167)
Total increase (decrease) in net assets	26,152	19	46,535
Net assets as of December 31, 2024	$ 767,445	$ 196	$ 234,082
Investment income:
Dividend distributions	28,494	15	146
Net investment income	28,494	15	146
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	44,286
Realized capital gain (loss) on investments	-	(1)	4,842
Change in unrealized appreciation (depreciation)	-	-	(2,230)
Net gain (loss) on investments	-	(1)	46,898
Net increase (decrease) in net assets from operations	28,494	14	47,044
Contract owner transactions:
Deposits	978	-	811
Terminations, withdrawals and annuity payments	-	-	(28,458)
Transfers between subaccounts, net	1,799	901	67,864
Maintenance charges and mortality adjustments	(11,391)	(1,005)	(14,031)
Increase (decrease) in net assets from contract transactions	(8,614)	(104)	26,186
Total increase (decrease) in net assets	19,880	(90)	73,230
Net assets as of December 31, 2025	$ 787,325	$ 106	$ 307,312

The accompanying notes are an integral part of these financial statements.

9

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Investment Grade Bond Portfolio
Net assets as of December 31, 2023	$ 217,290	$ 363,481	$ 12,210
Investment income:
Dividend distributions	-	-	429
Net investment income	-	-	429
Increase (decrease) in net assets from operations:
Capital gain distributions	-	96,060	-
Realized capital gain (loss) on investments	3,963	2,182	14
Change in unrealized appreciation (depreciation)	79,033	10,666	(239)
Net gain (loss) on investments	82,996	108,908	(225)
Net increase (decrease) in net assets from operations	82,996	108,908	204
Contract owner transactions:
Deposits	2,446	926	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	(7,821)	(2,057)	-
Maintenance charges and mortality adjustments	(6,981)	(14,433)	(13)
Increase (decrease) in net assets from contract transactions	(12,356)	(15,564)	(13)
Total increase (decrease) in net assets	70,640	93,344	191
Net assets as of December 31, 2024	$ 287,930	$ 456,825	$ 12,401
Investment income:
Dividend distributions	-	904	459
Net investment income	-	904	459
Increase (decrease) in net assets from operations:
Capital gain distributions	4,354	57,935	-
Realized capital gain (loss) on investments	5,602	3,407	6
Change in unrealized appreciation (depreciation)	51,340	3,511	421
Net gain (loss) on investments	61,296	64,853	427
Net increase (decrease) in net assets from operations	61,296	65,757	886
Contract owner transactions:
Deposits	2,446	926	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	(12,961)	(42,728)	-
Maintenance charges and mortality adjustments	(7,765)	(15,221)	(68)
Increase (decrease) in net assets from contract transactions	(18,280)	(57,023)	(68)
Total increase (decrease) in net assets	43,016	8,734	818
Net assets as of December 31, 2025	$ 330,946	$ 465,559	$ 13,219

The accompanying notes are an integral part of these financial statements.

10

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Invesco V.I. American Franchise Fund
Net assets as of December 31, 2023	$ 53,612	$ 55,392	$ 99,707
Investment income:
Dividend distributions	2,814	1,213	-
Net investment income	2,814	1,213	-
Increase (decrease) in net assets from operations:
Capital gain distributions	230	1,262	-
Realized capital gain (loss) on investments	163	68	104
Change in unrealized appreciation (depreciation)	563	3,765	34,635
Net gain (loss) on investments	956	5,095	34,739
Net increase (decrease) in net assets from operations	3,770	6,308	34,739
Contract owner transactions:
Deposits	-	2,136	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	1,801	-
Maintenance charges and mortality adjustments	(3,609)	(3,938)	(351)
Increase (decrease) in net assets from contract transactions	(3,609)	(1)	(351)
Total increase (decrease) in net assets	161	6,307	34,388
Net assets as of December 31, 2024	$ 53,773	$ 61,699	$ 134,095
Investment income:
Dividend distributions	2,785	1,339	-
Net investment income	2,785	1,339	-
Increase (decrease) in net assets from operations:
Capital gain distributions	585	6,598	13,428
Realized capital gain (loss) on investments	178	8	129
Change in unrealized appreciation (depreciation)	2,971	(841)	2,052
Net gain (loss) on investments	3,734	5,765	15,609
Net increase (decrease) in net assets from operations	6,519	7,104	15,609
Contract owner transactions:
Deposits	-	2,136	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	1,799	-
Maintenance charges and mortality adjustments	(3,496)	(4,264)	(407)
Increase (decrease) in net assets from contract transactions	(3,496)	(329)	(407)
Total increase (decrease) in net assets	3,023	6,775	15,202
Net assets as of December 31, 2025	$ 56,796	$ 68,474	$ 149,297

The accompanying notes are an integral part of these financial statements.

11

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Invesco V.I. Core Equity Fund	Invesco V.I. Equity and Income Fund	Invesco V.I. Main Street Small Cap Fund®
Net assets as of December 31, 2023	$ 34,433	$ 61,206	$ 1,741
Investment income:
Dividend distributions	269	1,011	-
Net investment income	269	1,011	-
Increase (decrease) in net assets from operations:
Capital gain distributions	3,225	2,469	82
Realized capital gain (loss) on investments	491	509	5
Change in unrealized appreciation (depreciation)	4,595	3,104	164
Net gain (loss) on investments	8,311	6,082	251
Net increase (decrease) in net assets from operations	8,580	7,093	251
Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(2,382)	(3,919)	296
Increase (decrease) in net assets from contract transactions	(2,382)	(3,919)	296
Total increase (decrease) in net assets	6,198	3,174	547
Net assets as of December 31, 2024	$ 40,631	$ 64,380	$ 2,288
Investment income:
Dividend distributions	273	1,225	6
Net investment income	273	1,225	6
Increase (decrease) in net assets from operations:
Capital gain distributions	3,145	3,513	278
Realized capital gain (loss) on investments	101	159	1
Change in unrealized appreciation (depreciation)	2,771	2,841	(65)
Net gain (loss) on investments	6,017	6,513	214
Net increase (decrease) in net assets from operations	6,290	7,738	220
Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(2,689)	(3,988)	286
Increase (decrease) in net assets from contract transactions	(2,689)	(3,988)	286
Total increase (decrease) in net assets	3,601	3,750	506
Net assets as of December 31, 2025	$ 44,232	$ 68,130	$ 2,794

The accompanying notes are an integral part of these financial statements.

12

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Lord Abbett Series Fund Bond Debenture Portfolio	Lord Abbett Series Fund Growth and Income Portfolio	Lord Abbett Series Fund Mid Cap Stock Portfolio
Net assets as of December 31, 2023	$ 32,174	$ 204,522	$ 47,325
Investment income:
Dividend distributions	1,499	2,059	151
Net investment income	1,499	2,059	151
Increase (decrease) in net assets from operations:
Capital gain distributions	-	17,883	3,399
Realized capital gain (loss) on investments	(674)	71	4,885
Change in unrealized appreciation (depreciation)	981	22,086	(2,865)
Net gain (loss) on investments	307	40,040	5,419
Net increase (decrease) in net assets from operations	1,806	42,099	5,570
Contract owner transactions:
Deposits	134	-	267
Terminations, withdrawals and annuity payments	(6,652)	-	(19,227)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(504)	(595)	(668)
Increase (decrease) in net assets from contract transactions	(7,022)	(595)	(19,628)
Total increase (decrease) in net assets	(5,216)	41,504	(14,058)
Net assets as of December 31, 2024	$ 26,958	$ 246,026	$ 33,267
Investment income:
Dividend distributions	716	1,551	113
Net investment income	716	1,551	113
Increase (decrease) in net assets from operations:
Capital gain distributions	-	28,631	2,734
Realized capital gain (loss) on investments	(1,738)	19	-
Change in unrealized appreciation (depreciation)	1,939	12,254	(515)
Net gain (loss) on investments	201	40,904	2,219
Net increase (decrease) in net assets from operations	917	42,455	2,332
Contract owner transactions:
Deposits	160	-	321
Terminations, withdrawals and annuity payments	(15,476)	-	-
Transfers between subaccounts, net	(62)	-	-
Maintenance charges and mortality adjustments	(181)	(662)	(509)
Increase (decrease) in net assets from contract transactions	(15,559)	(662)	(188)
Total increase (decrease) in net assets	(14,642)	41,793	2,144
Net assets as of December 31, 2025	$ 12,316	$ 287,819	$ 35,411

The accompanying notes are an integral part of these financial statements.

13

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Neuberger Berman AMT Mid Cap Growth Portfolio	PIMCO CommodityReal Return® Strategy Portfolio	PIMCO Real Return Portfolio
Net assets as of December 31, 2023	$ 1,523	$ 17,402	$ 1,601
Investment income:
Dividend distributions	-	360	43
Net investment income	-	360	43
Increase (decrease) in net assets from operations:
Capital gain distributions	135	-	-
Realized capital gain (loss) on investments	4	19	1
Change in unrealized appreciation (depreciation)	257	307	(7)
Net gain (loss) on investments	396	326	(6)
Net increase (decrease) in net assets from operations	396	686	37
Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	299	(933)	209
Increase (decrease) in net assets from contract transactions	299	(933)	209
Total increase (decrease) in net assets	695	(247)	246
Net assets as of December 31, 2024	$ 2,218	$ 17,155	$ 1,847
Investment income:
Dividend distributions	-	499	66
Net investment income	-	499	66
Increase (decrease) in net assets from operations:
Capital gain distributions	403	-	-
Realized capital gain (loss) on investments	-	44	2
Change in unrealized appreciation (depreciation)	(295)	2,589	83
Net gain (loss) on investments	108	2,633	85
Net increase (decrease) in net assets from operations	108	3,132	151
Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	284	(940)	157
Increase (decrease) in net assets from contract transactions	284	(940)	157
Total increase (decrease) in net assets	392	2,192	308
Net assets as of December 31, 2025	$ 2,610	$ 19,347	$ 2,155

The accompanying notes are an integral part of these financial statements.

14

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	PIMCO Total Return Portfolio	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund
Net assets as of December 31, 2023	$ 8,540	$ 15,803	$ 6,236
Investment income:
Dividend distributions	320	635	152
Net investment income	320	635	152
Increase (decrease) in net assets from operations:
Capital gain distributions	-	122	-
Realized capital gain (loss) on investments	(126)	(293)	6
Change in unrealized appreciation (depreciation)	5	734	(215)
Net gain (loss) on investments	(121)	563	(209)
Net increase (decrease) in net assets from operations	199	1,198	(57)
Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(1,014)	(992)	(145)
Increase (decrease) in net assets from contract transactions	(1,014)	(992)	(145)
Total increase (decrease) in net assets	(815)	206	(202)
Net assets as of December 31, 2024	$ 7,725	$ 16,009	$ 6,034
Investment income:
Dividend distributions	300	101	160
Net investment income	300	101	160
Increase (decrease) in net assets from operations:
Capital gain distributions	-	314	448
Realized capital gain (loss) on investments	(126)	(110)	6
Change in unrealized appreciation (depreciation)	458	6,870	1,127
Net gain (loss) on investments	332	7,074	1,581
Net increase (decrease) in net assets from operations	632	7,175	1,741
Contract owner transactions:
Deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(1,061)	(1,147)	(158)
Increase (decrease) in net assets from contract transactions	(1,061)	(1,147)	(158)
Total increase (decrease) in net assets	(429)	6,028	1,583
Net assets as of December 31, 2025	$ 7,296	$ 22,037	$ 7,617

The accompanying notes are an integral part of these financial statements.

15

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Templeton Growth VIP Fund	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund
Net assets as of December 31, 2023	$ 96,241	$ 3,421	$ 7,662
Investment income:
Dividend distributions	980	232	66
Net investment income	980	232	66
Increase (decrease) in net assets from operations:
Capital gain distributions	335	-	723
Realized capital gain (loss) on investments	34	1	9
Change in unrealized appreciation (depreciation)	3,916	(144)	953
Net gain (loss) on investments	4,285	(143)	1,685
Net increase (decrease) in net assets from operations	5,265	89	1,751
Contract owner transactions:
Deposits	3,604	-	-
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	1,800	-	-
Maintenance charges and mortality adjustments	(3,682)	791	1,216
Increase (decrease) in net assets from contract transactions	1,722	791	1,216
Total increase (decrease) in net assets	6,987	880	2,967
Net assets as of December 31, 2024	$ 103,228	$ 4,301	$ 10,629
Investment income:
Dividend distributions	871	219	71
Net investment income	871	219	71
Increase (decrease) in net assets from operations:
Capital gain distributions	7,481	-	1,894
Realized capital gain (loss) on investments	1,040	2	9
Change in unrealized appreciation (depreciation)	11,983	137	83
Net gain (loss) on investments	20,504	139	1,986
Net increase (decrease) in net assets from operations	21,375	358	2,057
Contract owner transactions:
Deposits	3,604	-	-
Terminations, withdrawals and annuity payments	(15,440)	-	-
Transfers between subaccounts, net	1,799	-	-
Maintenance charges and mortality adjustments	(3,769)	773	1,148
Increase (decrease) in net assets from contract transactions	(13,806)	773	1,148
Total increase (decrease) in net assets	7,569	1,131	3,205
Net assets as of December 31, 2025	$ 110,797	$ 5,432	$ 13,834

The accompanying notes are an integral part of these financial statements.

16

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	TVST Touchstone Small Company Fund	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Capital Growth Series
Net assets as of December 31, 2023	$ 31,897	$ 32,623	$ 256,500
Investment income:
Dividend distributions	145	607	-
Net investment income	145	607	-
Increase (decrease) in net assets from operations:
Capital gain distributions	1,144	373	33,046
Realized capital gain (loss) on investments	229	69	12,985
Change in unrealized appreciation (depreciation)	2,722	2,392	11,959
Net gain (loss) on investments	4,095	2,834	57,990
Net increase (decrease) in net assets from operations	4,240	3,441	57,990
Contract owner transactions:
Deposits	-	-	2,678
Terminations, withdrawals and annuity payments	-	-	(58,493)
Transfers between subaccounts, net	-	-	(4)
Maintenance charges and mortality adjustments	(1,579)	(1,337)	(7,069)
Increase (decrease) in net assets from contract transactions	(1,579)	(1,337)	(62,888)
Total increase (decrease) in net assets	2,661	2,104	(4,898)
Net assets as of December 31, 2024	$ 34,558	$ 34,727	$ 251,602
Investment income:
Dividend distributions	73	908	-
Net investment income	73	908	-
Increase (decrease) in net assets from operations:
Capital gain distributions	4,727	153	29,369
Realized capital gain (loss) on investments	4	(19)	(212)
Change in unrealized appreciation (depreciation)	(1,589)	(800)	(11,895)
Net gain (loss) on investments	3,142	(666)	17,262
Net increase (decrease) in net assets from operations	3,215	242	17,262
Contract owner transactions:
Deposits	-	-	2,784
Terminations, withdrawals and annuity payments	-	-	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(1,563)	(1,344)	(7,403)
Increase (decrease) in net assets from contract transactions	(1,563)	(1,344)	(4,619)
Total increase (decrease) in net assets	1,652	(1,102)	12,643
Net assets as of December 31, 2025	$ 36,210	$ 33,625	$ 264,245

The accompanying notes are an integral part of these financial statements.

17

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Virtus KAR Enhanced Core Equity Series	Virtus KAR Small- Cap Growth Series	Virtus KAR Small- Cap Value Series
Net assets as of December 31, 2023	$ 609,078	$ 113,651	$ 308,242
Investment income:
Dividend distributions	16,237	-	1,815
Net investment income	16,237	-	1,815
Increase (decrease) in net assets from operations:
Capital gain distributions	222	9,802	27,351
Realized capital gain (loss) on investments	(872)	235	234
Change in unrealized appreciation (depreciation)	34,440	782	1,139
Net gain (loss) on investments	33,790	10,819	28,724
Net increase (decrease) in net assets from operations	50,027	10,819	30,539
Contract owner transactions:
Deposits	1,603	1,072	-
Terminations, withdrawals and annuity payments	(104,087)	-	-
Transfers between subaccounts, net	(3)	-	1,260
Maintenance charges and mortality adjustments	(9,500)	(4,226)	(4,714)
Increase (decrease) in net assets from contract transactions	(111,987)	(3,154)	(3,454)
Total increase (decrease) in net assets	(61,960)	7,665	27,085
Net assets as of December 31, 2024	$ 547,118	$ 121,316	$ 335,327
Investment income:
Dividend distributions	11,054	-	992
Net investment income	11,054	-	992
Increase (decrease) in net assets from operations:
Capital gain distributions	33,785	23,301	33,449
Realized capital gain (loss) on investments	(1,061)	(485)	(179)
Change in unrealized appreciation (depreciation)	27,008	(49,894)	(49,283)
Net gain (loss) on investments	59,732	(27,078)	(16,013)
Net increase (decrease) in net assets from operations	70,786	(27,078)	(15,021)
Contract owner transactions:
Deposits	1,924	1,072	-
Terminations, withdrawals and annuity payments	(30,788)	-	-
Transfers between subaccounts, net	-	-	1,260
Maintenance charges and mortality adjustments	(8,657)	(4,133)	(4,153)
Increase (decrease) in net assets from contract transactions	(37,521)	(3,061)	(2,893)
Total increase (decrease) in net assets	33,265	(30,139)	(17,914)
Net assets as of December 31, 2025	$ 580,383	$ 91,177	$ 317,413

The accompanying notes are an integral part of these financial statements.

18

Nassau Life and Annuity Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Virtus Newfleet Multi-Sector Intermediate Bond Series	Virtus SGA International Growth Series	Virtus VIT Tactical Allocation Series (a)
Net assets as of December 31, 2023	$ 186,873	$ 188,555	$ 7,359
Investment income:
Dividend distributions	11,346	374	174
Net investment income	11,346	374	174
Increase (decrease) in net assets from operations:
Capital gain distributions	-	321	788
Realized capital gain (loss) on investments	241	10	20
Change in unrealized appreciation (depreciation)	(699)	(11,262)	87
Net gain (loss) on investments	(458)	(10,931)	895
Net increase (decrease) in net assets from operations	10,888	(10,557)	1,069
Contract owner transactions:
Deposits	3,521	1,158	2,316
Terminations, withdrawals and annuity payments	(6,176)	-	-
Transfers between subaccounts, net	17,437	-	2,157
Maintenance charges and mortality adjustments	(6,070)	(336)	(3,902)
Increase (decrease) in net assets from contract transactions	8,712	822	571
Total increase (decrease) in net assets	19,600	(9,735)	1,640
Net assets as of December 31, 2024	$ 206,473	$ 178,820	$ 8,999
Investment income:
Dividend distributions	9,588	346	208
Net investment income	9,588	346	208
Increase (decrease) in net assets from operations:
Capital gain distributions	-	6,317	1,209
Realized capital gain (loss) on investments	(617)	(4)	(3)
Change in unrealized appreciation (depreciation)	4,214	9,881	(804)
Net gain (loss) on investments	3,597	16,194	402
Net increase (decrease) in net assets from operations	13,185	16,540	610
Contract owner transactions:
Deposits	3,547	1,158	2,316
Terminations, withdrawals and annuity payments	(23,969)	-	-
Transfers between subaccounts, net	(7,595)	1	2,159
Maintenance charges and mortality adjustments	(6,590)	(420)	(4,324)
Increase (decrease) in net assets from contract transactions	(34,607)	739	151
Total increase (decrease) in net assets	(21,422)	17,279	761
Net assets as of December 31, 2025	$ 185,051	$ 196,099	$ 9,760

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

19

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements

December 31, 2025

Note 1. Organization

The Nassau Life and Annuity Variable Universal Life Account (the “Separate Account”) is a separate account of Nassau Life and Annuity Company (“NLA”, the Company, “we” or “us”). Nassau Life and Annuity Company (“NLA” or the “Company”), domiciled in the State of Connecticut, is a wholly-owned subsidiary of The Nassau Companies (“NC” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on July 1, 1996. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

Alger Capital Appreciation Portfolio	Class I-2
Columbia Variable Portfolio – Acorn Fund	-
Columbia Variable Portfolio – Acorn International Fund	-
CVT S&P MidCap 400 Index Portfolio	Class I
DWS Equity 500 Index VIP	Class A
DWS Small Cap Index VIP	Class A
Federated Hermes Fund for U.S. Government Securities II	Primary
Federated Hermes Government Money Fund II	Service
Federated Hermes High Income Bond Fund II	Primary
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Opportunities Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class
Fidelity® VIP Investment Grade Bond Portfolio	Service Class
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Discovery Large Cap Fund	Series II
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Fund	Series II
Invesco V.I. Main Street Mid Cap Fund®	Series I
Invesco V.I. Main Street Small Cap Fund®	Series II
Lazard Retirement US Small Cap Equity Select Portfolio	Service
Lord Abbett Series Fund Bond Debenture Portfolio	Class VC
Lord Abbett Series Fund Growth and Income Portfolio	Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Class VC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II
Neuberger Berman AMT Mid Cap Growth Portfolio	S Class
Neuberger Berman AMT Quality Equity Portfolio	Class S
PIMCO CommodityReal Return® Strategy Portfolio	Advisor Class
PIMCO Real Return Portfolio	Advisor Class
PIMCO Total Return Portfolio	Advisor Class

20

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

Rydex VT Inverse Government Long Bond Strategy Fund	-
Rydex VT Nova Fund	-
Templeton Developing Markets VIP Fund	Class 2
Templeton Foreign VIP Fund	Class 2
Templeton Growth VIP Fund	Class 2
TVST Touchstone Balanced Fund	-
TVST Touchstone Bond Fund	-
TVST Touchstone Common Stock Fund	-
TVST Touchstone Small Company Fund	-
Virtus Duff & Phelps Real Estate Securities Series	Class A
Virtus KAR Capital Growth Series	Class A
Virtus KAR Enhanced Core Equity Series	Class A
Virtus KAR Small-Cap Growth Series	Class A
Virtus KAR Small-Cap Value Series	Class A
Virtus Newfleet Multi-Sector Intermediate Bond Series	Class A
Virtus SGA International Growth Series	Class A
Virtus VIT Tactical Allocation Series	Class A

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).

NLA and the Separate Account are subject to regulation by the State of Connecticut Department of Insurance and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NLA’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against NLA’s general account assets.

Fifty-two subaccounts are currently offered by the Separate Account. The following subaccounts had no activity for two consecutive years and are not included in the Statements of Net Assets or the Statements of Operations and Change in Net Assets:

Subaccount

DWS Small Cap Index VIP
Invesco V.I. Discovery Large Cap Fund
Invesco V.I. Global Fund
Invesco V.I. Main Street Mid Cap Fund®
Lazard Retirement US Small Cap Equity Select Portfolio
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Morningstar Balanced ETF Asset Allocation Portfolio
Morningstar Growth ETF Asset Allocation Portfolio
Morningstar Income and Growth ETF Asset Allocation Portfolio
Neuberger Berman AMT Quality Equity Portfolio
Rydex VT Inverse Government Long Bond Strategy Fund
Rydex VT Nova Fund
TVST Touchstone Balanced Fund

21

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2024 or 2025.

B. Mergers

There were no fund mergers in 2024 or 2025.

C. Liquidations

During the last two years the following subaccount was liquidated and subsequently reinvested:

Transferred
Date	Liquidated Subaccount	Reinvested Subaccount	Assets ($)

August 16, 2024	Guggenheim VIF Long Short Equity	Federated Hermes Government Money	-

D. Name Changes

During the last two years the following subaccount name changes were made effective:

Date	New Name	Old Name

April 29, 2024	Virtus VIT Tactical Allocation Series	Virtus VIT Strategic Allocation Series
May 1, 2024	CVT S&P MidCap 400 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio
May 1, 2025	Invesco V.I. Discovery Large Cap Fund	Invesco V.I. Capital Appreciation Fund
June 2, 2025	Columbia Variable Portfolio – Acorn Fund	Wanger Acorn
June 2, 2025	Columbia Variable Portfolio – Acorn International Fund	Wanger International
July 28, 2025	Neuberger Berman AMT Quality Equity Portfolio	Neuberger AMT Sustainable Equity

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

22

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NLA, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NLA does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NLA will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

23

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

• Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2025.

The Separate Account had no financial liabilities as of December 31, 2025.

Segment Disclosures

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the 2VP Finance, Accounting Operations Department, who is responsible for reviewing subaccount financial statements and related Separate Account controls. The Separate Account represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on the investment selections of its contract holders. The financial information which is used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reported on the Statements of Operations and Change in Net Assets as net assets and significant segment expenses are reported in the Statements of Operations and Change in Net Assets. The CODM does not evaluate the business using asset or subaccount expense information.

24

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the years ended December 31, 2025 and 2024, were as follows:

	2025		2024
		Proceeds from		Proceeds from
Subaccount	Cost of Purchases	Sales	Cost of Purchases	Sales

Alger Capital Appreciation Portfolio	$ 145,245	$ 6,755	$ -	$ 6,142
Columbia Variable Portfolio – Acorn Fund (a)	4,105	5,363	3,769	5,205
Columbia Variable Portfolio – Acorn International Fund (a)	4,017	2,200	3,572	1,920
CVT S&P MidCap 400 Index Portfolio (a)	2,456	1,461	1,751	1,518
DWS Equity 500 Index VIP	55,899	17,256	44,149	16,682
Federated Hermes Fund for U.S. Government Securities II	5,184	13,237	4,938	3,321
Federated Hermes Government Money Fund II	32,375	12,495	38,335	12,183
Federated Hermes High Income Bond Fund II	915	1,005	914	893
Fidelity® VIP Contrafund® Portfolio	137,058	66,440	27,143	15,611
Fidelity® VIP Growth Opportunities Portfolio	6,800	20,725	2,446	14,802
Fidelity® VIP Growth Portfolio	64,832	63,016	99,466	18,970
Fidelity® VIP Investment Grade Bond Portfolio	1,513	1,121	1,481	1,065
Franklin Income VIP Fund	3,371	3,498	3,044	3,609
Franklin Mutual Shares VIP Fund	11,761	4,153	6,168	3,696
Invesco V.I. American Franchise Fund	13,428	406	-	352
Invesco V.I. Core Equity Fund	3,505	2,774	3,580	2,468
Invesco V.I. Equity and Income Fund	4,738	3,988	3,480	3,918
Invesco V.I. Main Street Small Cap Fund®	623	53	423	45
Lord Abbett Series Fund Bond Debenture Portfolio	876	15,720	1,499	7,022
Lord Abbett Series Fund Growth and Income Portfolio	30,182	663	19,941	594
Lord Abbett Series Fund Mid Cap Stock Portfolio	3,167	509	3,870	19,949
Neuberger Berman AMT Mid Cap Growth Portfolio	740	53	477	43
PIMCO CommodityReal Return® Strategy Portfolio	622	1,063	467	1,041
PIMCO Real Return Portfolio	431	207	415	164
PIMCO Total Return Portfolio	303	1,063	323	1,017
Templeton Developing Markets VIP Fund	423	1,154	774	1,008
Templeton Foreign VIP Fund	608	157	152	145
Templeton Growth VIP Fund	13,676	19,131	6,210	3,173

(a) Name change. See Note 2.

25

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2025		2024
		Proceeds from		Proceeds from
Subaccount	Cost of Purchases	Sales	Cost of Purchases	Sales

TVST Touchstone Bond Fund	$ 1,097	$ 105	$ 1,109	$ 86
TVST Touchstone Common Stock Fund	3,372	259	2,210	206
TVST Touchstone Small Company Fund	4,799	1,562	1,289	1,580
Virtus Duff & Phelps Real Estate Securities Series	1,060	1,343	980	1,337
Virtus KAR Capital Growth Series	32,153	7,403	35,830	65,672
Virtus KAR Enhanced Core Equity Series	46,762	39,444	17,837	113,364
Virtus KAR Small-Cap Growth Series	24,372	4,131	10,873	4,226
Virtus KAR Small-Cap Value Series	35,752	4,205	30,382	4,669
Virtus Newfleet Multi-Sector Intermediate Bond Series	42,904	67,923	32,997	12,940
Virtus SGA International Growth Series	8,789	1,388	2,826	1,308
Virtus VIT Tactical Allocation Series (a)	5,735	4,167	5,125	3,591

(a) Name change. See Note 2.

26

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

NLA and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NLA is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NLA makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits. Periodic charges appear on the Statements of Operations and Change in Net Assets on line “Maintenance charges and mortality adjustments”.

The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NLA for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, NLA makes deductions for administrative charges at a maximum rate of $120 per policy. These charges are typically a flat dollar amount, but could also vary by face amount of coverage.

Cost of Insurance Charge – In accordance with terms of the contracts, NLA makes monthly deductions for costs of insurance to cover NLA’s anticipated mortality costs. Because a contract account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Monthly Mortality and Expense Risk Charge – In accordance with terms of the contracts, NLA will make monthly deductions at a maximum rate of .90% annually.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying Statements of Operations and Change in Net Assets.

B. Optional Rider and Benefit Charges

NLA may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying Statements of Operations and Change in Net Assets. This expense is reflected as redemption of units.

Charges Against Premium

NLA deducts a sales charge from every premium payment and a deferred acquisition cost tax charge to the contract to reimburse NLA for our federal tax liability related to our receipt of premium.

C. Other Charges

NLA may deduct other charges depending on the contract terms.

27

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2025 and 2024, were as follows:

	2025			2024
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Alger Capital Appreciation Portfolio	-	(241)	(241)	-	(288)	(288)
Columbia Variable Portfolio – Acorn Fund (a)	220	(272)	(52)	200	(272)	(72)
Columbia Variable Portfolio – Acorn International Fund (a)	239	(191)	48	229	(171)	58
CVT S&P MidCap 400 Index Portfolio (a)	-	(297)	(297)	-	(327)	(327)
DWS Equity 500 Index VIP	-	(685)	(685)	441	(762)	(321)
Federated Hermes Fund for U.S. Government Securities II	247	(2,343)	(2,096)	224	(591)	(367)
Federated Hermes Government Money Fund II	3,335	(10,722)	(7,387)	3,467	(10,893)	(7,426)
Federated Hermes High Income Bond Fund II	68	(75)	(7)	73	(72)	1
Fidelity® VIP Contrafund® Portfolio	2,520	(1,926)	594	15	(529)	(514)
Fidelity® VIP Growth Opportunities Portfolio	78	(540)	(462)	87	(473)	(386)
Fidelity® VIP Growth Portfolio	246	(2,479)	(2,233)	161	(888)	(727)
Fidelity® VIP Investment Grade Bond Portfolio	573	(608)	(35)	599	(603)	(4)
Franklin Income VIP Fund	-	(1,155)	(1,155)	-	(1,290)	(1,290)
Franklin Mutual Shares VIP Fund	307	(332)	(25)	323	(318)	5
Invesco V.I. American Franchise Fund	-	(70)	(70)	-	(71)	(71)
Invesco V.I. Core Equity Fund	20	(581)	(561)	22	(597)	(575)
Invesco V.I. Equity and Income Fund	-	(1,080)	(1,080)	-	(1,161)	(1,161)
Invesco V.I. Main Street Small Cap Fund®	79	(13)	66	87	(11)	76
Lord Abbett Series Fund Bond Debenture Portfolio	55	(5,510)	(5,455)	-	(2,592)	(2,592)
Lord Abbett Series Fund Growth and Income Portfolio	-	(150)	(150)	-	(152)	(152)
Lord Abbett Series Fund Mid Cap Stock Portfolio	87	(139)	(52)	91	(5,837)	(5,746)
Neuberger Berman AMT Mid Cap Growth Portfolio	123	(20)	103	148	(18)	130
PIMCO CommodityReal Return® Strategy Portfolio	125	(1,050)	(925)	121	(1,141)	(1,020)

(a) Name change. See Note 2.

28

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2025			2024
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

PIMCO Real Return Portfolio	188	(105)	83	203	(88)	115
PIMCO Total Return Portfolio	1	(524)	(523)	1	(528)	(527)
Templeton Developing Markets VIP Fund	1	(69)	(68)	1	(74)	(73)
Templeton Foreign VIP Fund	-	(21)	(21)	-	(21)	(21)
Templeton Growth VIP Fund	573	(2,144)	(1,571)	564	(360)	204
TVST Touchstone Bond Fund	501	(60)	441	528	(51)	477
TVST Touchstone Common Stock Fund	242	(42)	200	277	(40)	237
TVST Touchstone Small Company Fund	-	(332)	(332)	-	(365)	(365)
Virtus Duff & Phelps Real Estate Securities Series	-	(48)	(48)	-	(52)	(52)
Virtus KAR Capital Growth Series	172	(474)	(302)	206	(4,983)	(4,777)
Virtus KAR Enhanced Core Equity Series	146	(3,225)	(3,079)	116	(9,987)	(9,871)
Virtus KAR Small-Cap Growth Series	27	(108)	(81)	27	(106)	(79)
Virtus KAR Small-Cap Value Series	61	(197)	(136)	59	(227)	(168)
Virtus Newfleet Multi-Sector Intermediate Bond Series	3,022	(6,292)	(3,270)	2,086	(1,274)	812
Virtus SGA International Growth Series	221	(147)	74	232	(141)	91
Virtus VIT Tactical Allocation Series (a)	337	(326)	11	355	(304)	51

(a) Name change. See Note 2.

29

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account product has unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2025, were as follows:

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

Alger Capital Appreciation Portfolio
2025	27,201	33.97	924,017	-	-	32.85
2024	27,442	25.57	701,574	-	-	48.15
2023	27,730	17.26	478,580	-	-	43.12
2022	28,134	12.06	339,246	-	-	(36.53)
2021	28,655	19.00	544,327	-	-	19.13
Columbia Variable Portfolio – Acorn Fund (a)
2025	13,293	21.32	283,418	-	-	4.46
2024	13,345	20.41	272,353	-	-	14.21
2023	13,417	17.87	239,817	-	-	21.73
2022	13,461	14.68	197,647	-	-	(33.48)
2021	13,634	22.07	300,877	0.82	-	8.90
Columbia Variable Portfolio – Acorn International Fund (a)
2025	6,766	11.78	79,682	1.27	-	12.73
2024	6,718	10.45	70,169	1.40	-	(8.17)
2023	6,660	11.38	75,822	0.33	-	16.96
2022	6,612	9.73	64,364	0.91	-	(33.85)
2021	6,659	14.71	97,984	0.58	-	18.81

(a) Name change. See Note 2.

30

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

CVT S&P MidCap 400 Index Portfolio (a)
2025	6,311	5.26	33,211	1.09	-	7.13
2024	6,608	4.91	32,460	1.20	-	13.39
2023	6,935	4.33	30,010	1.23	-	16.09
2022	7,346	3.73	27,374	0.93	-	(13.26)
2021	7,775	4.30	33,434	0.84	-	24.41
DWS Equity 500 Index VIP
2025	21,915	28.25	619,034	1.06	-	17.66
2024	22,600	24.01	542,691	1.21	-	24.60
2023	22,921	19.27	441,646	1.35	-	26.03
2022	23,292	15.29	356,195	1.25	-	(18.37)
2021	23,646	18.73	442,806	1.53	-	28.40
Federated Hermes Fund for U.S. Government Securities II
2025	16,307	6.03	98,295	3.88	-	6.91
2024	18,403	5.64	103,864	3.52	-	0.53
2023	18,769	5.61	105,322	2.52	-	4.08
2022	19,169	5.39	103,238	1.85	-	(12.50)
2021	19,811	6.16	122,009	2.06	-	(2.04)
Federated Hermes Government Money Fund II
2025	662,919	1.19	787,325	3.66	-	4.39
2024	670,306	1.14	767,445	4.57	-	4.59
2023	677,732	1.09	741,293	4.45	-	3.81
2022	685,432	1.05	717,290	1.15	-	1.94
2021	692,867	1.03	716,776	0.00	-	-
Federated Hermes High Income Bond Fund II
2025	8	13.87	106	8.65	-	8.19
2024	15	12.82	196	6.69	-	6.30
2023	15	12.06	177	6.97	-	12.71
2022	18	10.70	189	8.00	-	(11.79)
2021	63	12.13	759	4.52	-	4.85

(a) Name change. See Note 2.

31

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

Fidelity® VIP Contrafund® Portfolio
2025	7,863	39.08	307,312	0.06	-	21.37
2024	7,269	32.20	234,082	0.09	-	33.61
2023	7,783	24.10	187,547	0.39	-	33.37
2022	8,573	18.07	154,931	0.40	-	(26.40)
2021	9,061	24.55	222,426	0.04	-	27.71
Fidelity® VIP Growth Opportunities Portfolio
2025	7,722	42.86	330,946	-	-	21.83
2024	8,184	35.18	287,930	-	-	38.78
2023	8,570	25.35	217,290	-	-	45.52
2022	8,766	17.42	152,742	-	-	(38.23)
2021	8,333	28.20	235,010	-	-	11.83
Fidelity® VIP Growth Portfolio
2025	17,686	26.32	465,559	0.20	-	14.73
2024	19,919	22.94	456,825	-	-	30.27
2023	20,645	17.61	363,481	0.04	-	36.09
2022	21,244	12.94	274,827	0.51	-	(24.50)
2021	22,429	17.14	384,426	-	-	23.08
Fidelity® VIP Investment Grade Bond Portfolio
2025	6,951	1.90	13,219	3.56	-	7.34
2024	6,986	1.77	12,401	3.48	-	1.14
2023	6,991	1.75	12,210	2.62	-	6.06
2022	7,001	1.65	11,524	2.30	-	(12.70)
2021	6,772	1.89	12,819	1.98	-	(0.72)
Franklin Income VIP Fund
2025	17,588	3.23	56,796	5.08	-	12.54
2024	18,743	2.87	53,773	5.19	-	7.09
2023	20,033	2.68	53,612	5.13	-	8.94
2022	22,856	2.46	56,311	4.86	-	(5.75)
2021	24,331	2.61	63,416	4.66	-	16.75

32

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

Franklin Mutual Shares VIP Fund
2025	5,129	13.35	68,474	2.07	-	11.53
2024	5,154	11.97	61,699	2.02	-	11.25
2023	5,149	10.76	55,392	1.93	-	13.50
2022	5,104	9.48	48,399	1.87	-	(7.42)
2021	5,067	10.24	51,903	3.20	-	19.17
Invesco V.I. American Franchise Fund
2025	23,758	6.28	149,297	-	-	11.55
2024	23,828	5.63	134,095	-	-	35.01
2023	23,898	4.17	99,707	-	-	40.88
2022	23,977	2.96	70,985	-	-	(31.16)
2021	27,841	4.30	119,650	-	-	11.93
Invesco V.I. Core Equity Fund
2025	8,362	5.29	44,232	0.66	-	16.26
2024	8,923	4.55	40,631	0.70	-	25.34
2023	9,498	3.63	34,433	0.74	-	23.47
2022	10,085	2.94	29,637	0.92	-	(20.54)
2021	10,487	3.70	38,787	0.67	-	27.74
Invesco V.I. Equity and Income Fund
2025	17,081	3.99	68,130	1.88	-	12.71
2024	18,161	3.54	64,380	1.59	-	11.67
2023	19,322	3.17	61,206	1.73	-	10.45
2022	20,684	2.87	59,435	1.43	-	(7.72)
2021	21,946	3.11	68,333	1.65	-	18.35
Invesco V.I. Main Street Small Cap Fund®
2025	596	4.68	2,794	0.25	-	8.33
2024	530	4.32	2,288	-	-	12.50
2023	453	3.84	1,741	1.06	-	17.79
2022	366	3.26	1,194	0.30	-	(16.20)
2021	267	3.89	1,038	0.22	-	22.26

33

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

Lord Abbett Series Fund Bond Debenture Portfolio
2025	3,995	3.08	12,316	5.85	-	8.07
2024	9,450	2.85	26,958	5.19	-	6.74
2023	12,043	2.67	32,174	5.26	-	6.80
2022	12,206	2.50	30,605	4.16	-	(12.89)
2021	14,169	2.87	40,731	2.97	-	3.28
Lord Abbett Series Fund Growth and Income Portfolio
2025	58,811	4.89	287,819	0.59	-	17.27
2024	58,961	4.17	246,026	0.89	-	20.52
2023	59,113	3.46	204,522	0.98	-	13.07
2022	59,283	3.06	181,212	1.10	-	(9.47)
2021	71,819	3.38	242,414	1.09	-	29.02
Lord Abbett Series Fund Mid Cap Stock Portfolio
2025	9,003	3.93	35,411	0.34	-	7.08
2024	9,055	3.67	33,267	0.39	-	14.69
2023	14,801	3.20	47,325	0.49	-	15.52
2022	14,958	2.77	41,439	0.72	-	(11.22)
2021	19,784	3.12	61,733	0.57	-	28.70
Neuberger Berman AMT Mid Cap Growth Portfolio
2025	972	2.69	2,610	-	-	5.49
2024	869	2.55	2,218	-	-	23.79
2023	738	2.06	1,523	-	-	17.71
2022	576	1.75	1,007	-	-	(28.86)
2021	396	2.46	972	-	-	12.72
PIMCO CommodityReal Return® Strategy Portfolio
2025	17,740	1.09	19,347	2.72	-	18.48
2024	18,665	0.92	17,155	2.06	-	4.55
2023	19,685	0.88	17,402	16.05	-	(8.33)
2022	22,000	0.96	21,125	20.60	-	9.09
2021	23,291	0.88	20,582	4.12	-	33.11

34

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

PIMCO Real Return Portfolio
2025	1,075	2.01	2,155	3.22	-	8.06
2024	992	1.86	1,847	2.44	-	2.20
2023	878	1.82	1,601	2.91	-	3.41
2022	754	1.76	1,328	6.76	-	(12.00)
2021	612	2.00	1,225	4.99	-	5.48
PIMCO Total Return Portfolio
2025	3,455	2.11	7,296	4.00	-	8.76
2024	3,978	1.94	7,725	3.93	-	2.11
2023	4,504	1.90	8,540	3.48	-	6.15
2022	5,047	1.79	9,042	2.50	-	(14.35)
2021	5,381	2.09	11,256	1.72	-	(1.36)
Templeton Developing Markets VIP Fund
2025	1,094	20.15	22,037	0.54	-	46.33
2024	1,162	13.77	16,009	3.90	-	7.66
2023	1,235	12.79	15,803	2.06	-	12.59
2022	1,392	11.36	15,815	2.60	-	(21.98)
2021	1,475	14.56	21,475	0.88	-	(5.74)
Templeton Foreign VIP Fund
2025	906	8.41	7,617	2.33	-	29.19
2024	927	6.51	6,034	2.40	-	(0.91)
2023	948	6.57	6,236	3.21	-	20.77
2022	972	5.44	5,294	3.06	-	(7.64)
2021	995	5.89	5,806	1.84	-	4.16
Templeton Growth VIP Fund
2025	10,211	10.84	110,797	0.87	-	23.89
2024	11,782	8.75	103,228	0.95	-	5.42
2023	11,578	8.30	96,241	3.36	-	20.99
2022	11,320	6.86	77,764	0.16	-	(11.60)
2021	11,141	7.76	86,485	1.34	-	4.87

35

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

TVST Touchstone Bond Fund
2025	2,987	1.82	5,432	4.48	-	7.69
2024	2,546	1.69	4,301	5.96	-	2.42
2023	2,069	1.65	3,421	5.35	-	5.77
2022	1,580	1.56	2,463	2.48	-	(13.81)
2021	1,072	1.81	1,939	3.10	-	(1.21)
TVST Touchstone Common Stock Fund
2025	2,107	6.57	13,834	0.59	-	17.95
2024	1,907	5.57	10,629	0.71	-	21.35
2023	1,670	4.59	7,662	0.49	-	26.80
2022	1,373	3.62	4,975	0.48	-	(17.73)
2021	1,008	4.40	4,434	0.67	-	27.85
TVST Touchstone Small Company Fund
2025	7,050	5.14	36,210	0.21	-	9.83
2024	7,382	4.68	34,558	0.44	-	13.59
2023	7,747	4.12	31,897	0.22	-	16.71
2022	8,206	3.53	28,976	0.03	-	(14.53)
2021	8,686	4.13	35,849	0.07	-	24.18
Virtus Duff & Phelps Real Estate Securities Series
2025	1,198	28.07	33,625	2.66	-	0.72
2024	1,246	27.87	34,727	1.82	-	10.95
2023	1,298	25.12	32,623	2.16	-	11.00
2022	1,363	22.63	30,843	0.96	-	(26.09)
2021	1,429	30.62	43,766	0.66	-	46.41
Virtus KAR Capital Growth Series
2025	16,368	16.14	264,245	-	-	6.96
2024	16,670	15.09	251,602	-	-	26.17
2023	21,447	11.96	256,500	-	-	34.68
2022	21,817	8.88	193,707	-	-	(36.12)
2021	27,411	13.90	380,918	-	-	12.14

36

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

Virtus KAR Enhanced Core Equity Series
2025	41,689	13.92	580,383	2.00	-	13.91
2024	44,768	12.22	547,118	2.83	-	9.60
2023	54,638	11.15	609,078	3.09	-	1.55
2022	55,419	10.98	608,693	2.40	-	(2.40)
2021	63,745	11.25	716,905	2.25	-	17.39
Virtus KAR Small-Cap Growth Series
2025	2,761	33.03	91,177	-	-	(22.63)
2024	2,842	42.69	121,316	-	-	9.74
2023	2,921	38.90	113,651	-	-	19.69
2022	3,011	32.50	97,872	-	-	(30.33)
2021	3,115	46.65	145,319	-	-	4.98
Virtus KAR Small-Cap Value Series
2025	15,163	20.93	317,413	0.30	-	(4.52)
2024	15,299	21.92	335,327	0.57	-	9.98
2023	15,466	19.93	308,242	0.55	-	19.06
2022	15,696	16.74	262,774	0.20	-	(24.15)
2021	15,991	22.07	352,951	0.12	-	19.72
Virtus Newfleet Multi-Sector Intermediate Bond Series
2025	16,321	11.34	185,051	5.33	-	7.59
2024	19,591	10.54	206,473	5.84	-	5.93
2023	18,779	9.95	186,873	4.84	-	8.62
2022	18,502	9.16	169,399	3.32	-	(9.49)
2021	19,622	10.12	198,561	2.96	-	1.07
Virtus SGA International Growth Series
2025	20,170	9.72	196,099	0.18	-	9.21
2024	20,096	8.90	178,820	0.20	-	(5.62)
2023	20,005	9.43	188,555	0.11	-	18.02
2022	19,915	7.99	159,072	-	-	(18.55)
2021	23,699	9.81	232,590	-	-	8.32

37

Nassau Life and Annuity Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

Virtus VIT Tactical Allocation Series (a)
2025	747	13.07	9,760	2.17	-	6.87
2024	736	12.23	8,999	2.05	-	13.77
2023	684	10.75	7,359	1.26	-	22.16
2022	568	8.80	4,995	0.27	-	(30.54)
2021	536	12.67	6,794	0.28	-	7.57

(a) Name change. See Note 2.

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

38

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life and Annuity Company and Contract

Owners of Nassau Life and Annuity Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise Nassau Life and Annuity Variable Universal Life Account (the Subaccounts), as of December 31, 2025, the related statements of operations and change in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights in Note 7 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Subaccounts as of December 31, 2025, the results of their operations and changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Subaccounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nassau Insurance Group Holdings’ separate accounts since 2015.

Boston, Massachusetts

April 14, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

39

Appendix

Nassau Life and Annuity Variable Universal Life Account

Alger Capital Appreciation Portfolio

Columbia Variable Portfolio – Acorn Fund(1)

Columbia Variable Portfolio – Acorn International Fund(1)

CVT VP S&P MidCap 400 Index Portfolio (1)

DWS Equity 500 Index VIP

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II

Federated Hermes High Income Bond Fund II

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Investment Grade Bond Portfolio

Franklin Income VIP Fund

Franklin Mutual Shares VIP Fund

Invesco V.I. American Franchise Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Main Street Small Cap Fund®

Lord Abbett Series Fund Bond Debenture Portfolio

Lord Abbett Series Fund Growth and Income Portfolio

Lord Abbett Series Fund Mid Cap Stock Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO CommodityReal Return® Strategy Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Growth VIP Fund

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

TVST Touchstone Small Company Fund

Virtus Duff & Phelps Real Estate Securities Series

Virtus KAR Capital Growth Series

Virtus KAR Enhanced Core Equity Series

Virtus KAR Small-Cap Growth Series

Virtus KAR Small-Cap Value Series

Virtus Newfleet Multi-Sector Intermediate Bond Series

Virtus SGA International Growth Series

Virtus VIT Tactical Allocation Series (1)

(1) See Note 2 to the financial statements for the former name of the subaccount.

40